CONTRIBUTION AGREEMENT

     This Contribution Agreement (this "AGREEMENT") is entered into as of January 1, 2000 by and between Intelligroup, Inc., a New Jersey corporation ("INTELLIGROUP"), and SeraNova, Inc., a New Jersey corporation ("SERANOVA").

                                   BACKGROUND

     WHEREAS, on September 9, 1999, Intelligroup formed SeraNova (formerly known as Infinient, Inc.), for the purpose of operating independently a business which provides strategic Internet consulting services, interactive Internet solutions, application management services and management consulting services then conducted by Intelligroup, Azimuth, NetPub and Intelligroup India Private Limited as part of their respective business operations (the "SERANOVA BUSINESS");

     WHEREAS, the Board of Directors of Intelligroup has determined that it is in the best interests of Intelligroup and its shareholders to separate the SeraNova Business from the Intelligroup Group;

     WHEREAS, to implement such separation, Intelligroup desires to contribute and transfer, and SeraNova desires to accept and assume, certain of the assets and certain of the liabilities of Intelligroup that are necessary to enable SeraNova to conduct the SeraNova Business (the "CONTRIBUTION"), as more fully described in this Agreement and the Ancillary Agreements;

     WHEREAS in consideration for the Contribution, Intelligroup shall receive an aggregate of nine hundred (900) shares of the common stock, $.01 par value per share, of SeraNova.

     WHEREAS the parties desire to set forth the principal transactions required to effect the separation of SeraNova from Intelligroup and to govern the relationship of SeraNova and Intelligroup following the Contribution.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. DEFINITIONS.  For purposes of this Agreement,  the following terms shall
        -----------
have the following meanings:

        1.1 "ACTION" means any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any federal, state, local, foreign or international Governmental Authority or any arbitration or mediation tribunal.

        1.2 "AFFILIATE" of any Person means any Person that controls, is controlled by, or is under common control with such Person, where control means the possession, directly or indirectly of the power to direct or cause the direction of the management and policies of such entity whether through ownership of voting securities or other interests, by contract or otherwise.

        1.3 "ANCILLARY  AGREEMENTS"  means the agreements set forth on EXHIBIT A
                                                                       ---------
hereto.

        1.4 "ASSETS" means assets, property and rights (including goodwill), wherever located (including in the possession of vendors or other third parties), whether real, personal or fixed, tangible, intangible or contingent, in each case whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any Person.

        1.5 "AZIMUTH" means Azimuth Consulting Limited, a corporation formed pursuant to the laws of New Zealand and a wholly-owned subsidiary of Intelligroup, Azimuth Corporation Limited, a corporation formed pursuant to the laws of New Zealand and a wholly-owned subsidiary of Intelligroup, Azimuth Holdings Limited, a corporation formed pursuant to the laws of New Zealand and a wholly-owned subsidiary of Intelligroup, Braithwaite Richmond Limited, a corporation formed pursuant to the laws of New Zealand and a wholly-owned subsidiary of Intelligroup, and each Subsidiary of Azimuth.

        1.6 "CLOSING DATE" means the date of the Contribution.

        1.7 "CONTRACT" means any written or oral contract, agreement, commitment, lease, license, consulting agreement, supply contract, repair contract, distribution agreement, purchase order, technology and know-how agreement, instrument, or any other contractual commitment that is binding on any Person or its property.

        1.8 "DELAYED TRANSFER ASSETS" means any SeraNova Assets that are expressly enumerated in this Agreement or any Ancillary Agreement to be transferred after the Closing Date.

        1.9 "ENVIRONMENTAL LAW" means any federal, state, local, foreign or international law (including tort and environmental nuisance law), regulation, license, permit, order, judgment or agreement with any Governmental Authority relating to health, safety, pollution or the environment or to emissions, discharges or releases of any substance currently or hereafter designated as hazardous, toxic, waste, radioactive or dangerous.

        1.10 "ENVIRONMENTAL LIABILITIES" means all Liabilities relating to, arising out of or resulting from any Environmental Law or contract or agreement relating to environmental, health or safety matters.

        1.11 "GAAP" means generally accepted accounting principles in effect in the United States consistently applied throughout the periods involved.

        1.12 "GOVERNMENTAL AUTHORITY" means any federal, state, local, foreign or international court, government, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority.

        1.13 "GROUP" means either the SeraNova Group or the Intelligroup Group, as applicable.

        1.14  "INFORMATION"  means  information,  whether or not  patentable  or copyrightable, in written, oral, electronic or other tangible or intangible forms, stored in any medium, including studies, reports, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, computer data, disks, diskettes, tapes, computer programs, software, marketing plans, customer names, communication by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product) and other technical, financial, employee or business information or data.

        1.15 "INTELLIGROUP GROUP" means, collectively, Intelligroup, and each Subsidiary of Intelligroup and each other Person that is controlled directly or indirectly by Intelligroup immediately after the Closing Date; provided,
                                                                       --------
however,  that the  Intelligroup  Group  shall not  include  SeraNova,  Azimuth,
-------
NetPub, Intelligroup India Private Limited or any other Subsidiary of SeraNova.

        1.16 "INTELLIGROUP INDIA PRIVATE LIMITED" means Intelligroup India Private Limited, a corporation formed pursuant to the laws of India and a wholly-owned subsidiary of Intelligroup, and each subsidiary of Intelligroup India Private Limited.

        1.17 "JOINT BANK FACILITY" means any loan, credit, financing or other similar agreement among a bank or other financial institution, any member of the SeraNova Group and any member of the Intelligroup Group, with the members of the SeraNova Group and the Intelligroup Group being co-borrowers, co-obligors or guarantors, whether entered into prior to or after the Closing Date.

        1.18 "LIABILITIES" means any and all losses, claims, charges, debts, demands, actions, causes of action, suits, damages, obligations, payments, costs and expenses, sums of money, accounts, bonds, indemnities and similar obligations, covenants, contracts, agreements, promises, omissions, variances, guarantees, make whole agreements and similar obligations, and other liabilities, including all contractual obligations, whether absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, and including those arising under any law, rule regulation, Action, threatened or contemplated Action (including the costs and expenses of demands, assessments, judgments, settlements and compromises relating thereto and attorneys' fees and any and all costs and expenses, whatsoever reasonably incurred in investigating, preparing or defending against any such Action or threatened or contemplated Action), order or consent decree of any

Governmental Authority or any award of any arbitrator or mediator of any kind, and those arising under any contract, commitment or undertaking, including those arising under this Agreement or any Ancillary Agreement, in each case, whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any Person.

        1.19 "LIEN" means any mortgage, pledge, hypothecation, right of others, claim, security interest, encumbrance, lease, sublicense, license, occupancy agreement, adverse claim or interest, easement, covenant, encroachment, burden, title defect right or title retention, voting trust agreement, interest, equity, option, lien, right of first refusal, charge or other restrictions or
limitations  of  any  nature  whatsoever  (whether   consensual,   statutory  or
otherwise).

        1.20 "NETPUB" means Network Publishing, Inc., a Utah corporation and wholly-owned subsidiary of Intelligroup.

        1.21 "PERMITTED LIENS" includes liens for taxes, assessments or other governmental charges or levies not yet delinquent or which are being contested in good faith by appropriate action and as to which adequate reserves shall have been set aside in conformity with GAAP; liens of mechanics, materialmen, landlords, warehousemen, carriers and similar liens arising in the future in the ordinary course of business for sums not yet delinquent, or being contested in good faith if a reserve or other appropriate provision in accordance with GAAP shall have been made therefor; statutory liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance, social security and similar items for sums not yet delinquent or being contested in good faith, if a reserve or other appropriate provision in accordance with GAAP shall have been made therefor; lessor's liens arising from operating leases entered into in the ordinary course of business; and consensual liens granted on Assets contributed to SeraNova with respect to financing obligations assumed by SeraNova.

        1.22 "PERSON" means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability corporation or entity, any other entity and any Governmental Authority.

        1.23 "PROMISSORY NOTE" shall mean Promissory Note dated the date hereof issued by SeraNova to Intelligroup, in an aggregate principal amount equal to the intercompany debt set forth on EXHIBIT H hereto.
                                   ---------

        1.24 "SECURITY INTEREST" means any mortgage, security interest, pledge, lien, charge, claim, option, right to acquire, voting or other restriction, right-of-way, covenant, condition, easement, encroachment, restriction on transfer or other encumbrance of any nature whatsoever.

        1.25  "SERANOVA  ASSETS"  means  the items  listed in  EXHIBIT B hereto.
                                                               ---------

        1.26 "SERANOVA BALANCE SHEET" means the consolidated balance sheet of the SeraNova Group as of September 30, 1999, a copy which is attached hereto as EXHIBIT C.
---------

        1.27 "SERANOVA BANK FACILITY" means any loan, credit, financing or other similar agreement between a bank or other financial institution and any member of the SeraNova Group, as the borrower or obligor, which any member of the Intelligroup Group has guaranteed, whether prior to or after the Closing Date.

        1.28 "SERANOVA CONTRACTS" means the contracts and agreements assigned, transferred and delivered from Intelligroup to the SeraNova Group to which SeraNova or any of its Subsidiaries is or shall be a party following the Contribution, which are listed or described in EXHIBIT D hereto.
                                               ---------

        1.29 "SERANOVA GROUP" means SeraNova, each Subsidiary of SeraNova and each other Person that is controlled directly or indirectly by SeraNova immediately after the Closing Date.

        1.30 "SERANOVA LIABILITIES" includes the Liabilities listed on EXHIBIT E
                                                                       ---------
hereto.

        1.31 "SUBSIDIARY" of any Person means any corporation or other organization whether incorporated or unincorporated of which at least a majority of securities or interest having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; provided,
                                                                       --------
however,  that no person that is not directly or indirectly  wholly owned by any
-------
other Person shall be a Subsidiary of such other Person unless such other Person controls, or has the right, power and ability to control, that Person.

        1.32 "TAX SHARING AGREEMENT" means the Tax Sharing Agreement dated as of the date hereof between Intelligroup and SeraNova.

        1.33 "Taxes" has the meaning set forth in the Tax Sharing Agreement.

     2. CONTRIBUTION.
        ------------

        2.1  TRANSFER OF ASSETS AND CONTRACTS; ASSUMPTION OF LIABILITIES RELATED
             -------------------------------------------------------------------
             TO CONDUCT OF SERANOVA BUSINESS.
             -------------------------------

             (a) Subject to the conditions contained herein, as of the Closing Date, Intelligroup shall have contributed, transferred, conveyed and delivered to the SeraNova Group, and the SeraNova Group shall have accepted from Intelligroup, all of Intelligroup's right, title and interest in the SeraNova Assets, including the intellectual property set forth on EXHIBIT B attached
                                                              ---------
hereto,  free and clear of all  Liens  (other  than

Permitted  Liens listed on EXHIBIT F attached  hereto) related to the conduct of
                           ---------
the SeraNova Business, other than any Delayed Transfer Assets.

             (b)  As of the  Closing Date, subject to  Section 3.1  Intelligroup shall have assigned, transferred and delivered to the SeraNova Group, and the SeraNova Group shall have accepted from Intelligroup, all of Intelligroup's right, title and interest in and to all SeraNova Contracts pertaining to the SeraNova Business as identified on EXHIBIT D hereto and the SeraNova Group
                                       ---------
hereby accepts and agrees to perform and comply with the SeraNova Contracts as if an original signatory thereunder.

             (c) The SeraNova Group hereby assumes only those SeraNova Liabilities listed on EXHIBIT E attached hereto related to the conduct of the
                       ---------
SeraNova Business, in accordance with their respective terms. Except as set forth on EXHIBIT E, the SeraNova Group shall not otherwise acquire, discharge,
         ---------
assume or become responsible for any Liabilities of Intelligroup. Intelligroup agrees to pay and satisfy when due the Liabilities not expressly assumed hereunder by the SeraNova Group.

             (d) Upon the execution hereof, Intelligroup hereby grants to SeraNova a non-exclusive, royalty free, fully paid, irrevocable right and license to sell, assign, copy, distribute, sub-license, use and otherwise commercially exploit the intellectual property rights set forth on EXHIBIT G
                                                                       ---------
hereto (the "Licensed Intellectual Property"). Such license includes the right to modify and enhance the Licensed Intellectual Property and to own such modifications and enhancements, including all intellectual property related thereto.


        2.2  TRANSFER OF SERANOVA ASSETS  CONSISTING  OF STOCK  OR OTHER  EQUITY
             -------------------------------------------------------------------
             INTERESTS.
             ----------

             (a) To the extent that any of the SeraNova Assets consists of shares of stock of any corporate entity (collectively, the "Stock"), upon the execution hereof, the certificates representing the Stock, if any, shall be delivered to SeraNova, duly endorsed in blank, or accompanied by stock powers duly executed in blank, with all necessary transfer tax and other revenue stamps, acquired at the expense of Intelligroup, affixed and canceled. Intelligroup agrees to cure any deficiencies with respect to the endorsement of the certificates representing the Stock owned by Intelligroup or with respect to the stock power accompanying any such certificates.

             (b) To the extent that any of SeraNova Assets consists of uncertificated securities, Intelligroup agrees to make such ledger entries, or instruct appropriate agents or government agencies to make such entries, and to otherwise take such steps as reasonably necessary to transfer such uncertificated securities to SeraNova, including without limitation the payment of any transfer fees or taxes.


        2.3  ADJUSTMENT OF ASSETS AND  LIABILITIES.  The parties acknowledge and
             -------------------------------------
agree that the information set forth in the Exhibits and Schedules hereto, including the SeraNova Balance Sheet, is as of September 30, 1999. No later than March 31, 2000, the parties shall appropriately adjust and amend the information set forth on the Exhibits and Schedules hereto as of December 31, 1999. Such adjustments and amendments shall be made to reflect the closing of the respective books of the parties (and their respective Subsidiaries) and the preparation of audited financial statements for each of parties for the year ended December 31, 1999.

        2.4  DELAYED TRANSFER ASSETS. Each of the parties hereto agrees that the
             -----------------------
Delayed Transfer Assets will be contributed, transferred, conveyed and delivered in accordance with the terms of any and all agreements that provide for such contribution, transfer, conveyance and delivery after the date of this Agreement or as otherwise set forth on SCHEDULE 2.4. Following such contribution,
                                  -------------
transfer, conveyance and delivery of any Delayed Transfer Asset the applicable Delayed Transfer Asset shall be treated for all purposes of this Agreement and the Ancillary Agreements as a SeraNova Asset. Each applicable member of the Intelligroup Group shall use commercially reasonable efforts to safeguard and preserve the Delayed Transfer Assets until the applicable date of transfer to SeraNova, normal wear and tear excepted.

        2.5  HOLDING ASSETS IN TRUST. In the event that at any time or from time
             -----------------------
to time (whether prior to or after the Closing Date), any party hereto (or any member of such party's respective Group), shall receive or otherwise possess any Asset that is allocated to any other Person pursuant to this Agreement or any Ancillary Agreement, including, but not limited to, accounts receivable and other cash payments, such party shall promptly transfer, or cause to be transferred, such Asset to the Person so entitled thereto. Prior to any such transfer, the Person receiving or possessing such Asset shall hold such Asset in trust for such other Person.

        2.6  TERMINATION OF AGREEMENTS.
             -------------------------

           (a) Except for the Ancillary Agreements, SeraNova, on behalf of itself and each member of the SeraNova Group, on the one hand, and Intelligroup, on behalf of itself and each member of the Intelligroup Group, on the other hand, hereby terminates effective as of the Closing Date, any and all agreements, arrangements, commitments or understandings, whether or not in writing, between or among any member of the SeraNova Group, on the one hand, and any member of the Intelligroup Group, on the other hand; provided, however, to the extent any such agreement, arrangement, commitment or understanding is inconsistent with any Ancillary Agreement, such termination shall be effective as of the date of effectiveness of the applicable Ancillary Agreement. No such terminated agreement, arrangement, commitment or understanding (including any provision thereof which purports to survive termination) shall be of any further force or effect after the Closing Date (or, to the extent contemplated by the proviso to the immediately preceding sentence, after the effective date of the applicable Ancillary Agreement). Each party shall, at the reasonable request of any other party, take, or cause to be taken, such other actions as may be necessary to effect the foregoing.

             (b) The provisions of Section 2.6(a) shall not apply to any of the following agreements, arrangements, commitments or understandings (or to any of the provisions thereof): (i) this Agreement and the Ancillary Agreements (and each other agreement or instrument expressly contemplated by this Agreement or any Ancillary Agreement to be entered into by any member of the SeraNova Group or the Intelligroup Group); (ii) any agreements, arrangements, commitments or understandings to which any Person other than the parties hereto and their respective Affiliates is a party (it being understood that to the extent that the rights and obligations of the members of the SeraNova Group or the Intelligroup Group under any such agreements, arrangements, commitments or understandings constitute SeraNova Assets or SeraNova Liabilities, they shall be assigned pursuant to the other provisions of this Section 2); (iii) any intercompany accounts payable or accounts receivable accrued as of the Closing Date that are reflected in the books and records of the parties or otherwise documented in writing in accordance with past practices; (iv) any written Tax sharing or Tax allocation agreements to which any member of any Group is a party; and (v) any other agreements, arrangements, commitments or understandings that this Agreement or any Ancillary Agreement expressly contemplates will survive the Closing Date.

        2.7  DOCUMENTS RELATING  TO  TRANSFER OF  REAL  PROPERTY  INTERESTS  AND
             -------------------------------------------------------------------
TANGIBLE PROPERTY LOCATED THEREON. In furtherance of the contribution, transfer,
---------------------------------
conveyance and delivery of the SeraNova Assets and the assumption of SeraNova Liabilities set forth in Section 2.1, simultaneously with the execution and delivery of this Agreement or as promptly as practicable thereafter, each of Intelligroup and SeraNova or their applicable Subsidiaries, shall execute and deliver lease assignments and assumptions, leases, subleases and sub-subleases with respect to the properties set forth on SCHEDULE 2.7 with such changes as
                                               ------------
may be necessary to conform to any laws, regulations or usage applicable in the jurisdiction in which the relevant real property is located.

        2.8  DOCUMENTS RELATING TO OTHER  TRANSFERS OF ASSETS AND  ASSUMPTION OF
             -------------------------------------------------------------------
LIABILITIES.  In  furtherance  of the  contribution,  transfer,  conveyance  and
-----------
delivery of the SeraNova Assets and the assumption of SeraNova Liabilities set forth in Section 2.1, as promptly as practicable after each such transfer: (i) Intelligroup shall execute and deliver, and shall cause its Subsidiaries to execute and deliver, such bills of sale, stock powers, certificates of title, assignments of contracts and other instruments of transfer, conveyance and assignment as and to the extent necessary to evidence the transfer, conveyance and assignment of all of Intelligroup's and its Subsidiaries' right, title and interest in and to the SeraNova Assets to SeraNova and its Subsidiaries; and
(ii) SeraNova shall execute and deliver, and shall cause its Subsidiaries to execute and deliver to Intelligroup and its Subsidiaries such bills of sale, stock powers, certificates of title, assumptions of contracts and other instruments of assumption as and to the extent necessary to evidence the valid and effective assumption of the SeraNova Liabilities by SeraNova and its Subsidiaries.

        2.9  ANCILLARY  AGREEMENTS.  Prior to the Closing Date, Intelligroup and
             ---------------------
SeraNova will execute and deliver all Ancillary Agreements to which it is a party.

        2.10  FINANCING ARRANGEMENTS.  On a case-by-case basis, Intelligroup and
              ----------------------
SeraNova may agree to enter into a Joint Bank Facility or a SeraNova Bank Facility with respect to operations of the SeraNova Business in specific jurisdictions. In such event, Intelligroup and SeraNova agree to take all such reasonable action as may be necessary to permit the applicable members of the Intelligroup Group or the SeraNova Group to borrow such amount as is mutually agreed. Intelligroup and SeraNova shall participate in the preparation of all materials and presentations as may be reasonably necessary to secure funding pursuant to a Joint Bank Facility or a SeraNova Bank Facility, including rating agency presentations necessary to obtain the requisite ratings needed to secure the financing. SeraNova shall pay (or reimburse Intelligroup for) all expenses associated with any SeraNova Bank Facility.

        2.11  OTHER  GUARANTEES.  On a case-by-case  basis,  Intelligroup  shall
              -----------------
consider in good faith any request by SeraNova to have Intelligroup or any other member of the Intelligroup Group provide a contractual guaranty of a lease or other contractual obligation of any member of the SeraNova Group. SeraNova shall use its best good faith efforts to arrange for the release and discharge of Intelligroup and any other member of the Intelligroup Group of all of its obligations under any such guaranty as soon as possible, consistent with the smooth transition of the SeraNova Business to SeraNova. SeraNova shall take all reasonable steps necessary to arrange for the complete release and discharge of Intelligroup and any other member of the Intelligroup Group of all of its obligations under any such guaranty, in no event later than the spin-off transaction contemplated by that certain Distribution Agreement by and between Intelligroup and SeraNova of even date herewith.

        2.12  GOVERNMENTAL APPROVALS AND CONSENTS.
              -----------------------------------

              (a) To the extent that the Contribution requires any Governmental Authority approvals or consents, the parties will use their commercially reasonable efforts to obtain any such approvals and consents.

              (b) If and to the extent that the valid, complete and perfected transfer or conveyance to the SeraNova Group of any SeraNova Assets would be a violation of applicable laws or require any consent or approval of a
Governmental  Authority  in  connection  with  the  Contribution,  then,  unless
Intelligroup shall otherwise determine, the transfer or conveyance to the SeraNova Group of such SeraNova Assets shall be automatically deemed deferred and any such purported transfer or assignment shall be null and void until such time as all legal impediments are removed and/or such consents or approvals have been obtained.

              (c) If the transfer or assignment of any Asset intended to be transferred or conveyed hereunder is not consummated prior to or at the Closing Date, then the Person retaining such Asset shall thereafter hold such Asset for its use and benefit, insofar as reasonably possible, at the expense of the Person entitled thereto. In addition, the Person retaining such Asset shall take such other actions as may be reasonably requested by the Person to whom such Asset is to be transferred in order to place such Person, insofar as reasonably possible, in the same position as if such Asset had been transferred as contemplated hereby and so that all the benefits and burdens relating to such SeraNova Assets, including possession, use, risk of loss, potential for gain, and dominion, control and command over such Assets, are to inure from and after the Closing Date to the SeraNova Group.

              (d) If and when the consents or approvals of a Governmental Authority, the absence of which caused the deferral of transfer of any Asset, are obtained, the transfer of the applicable Asset shall be effected in accordance with the terms of this Agreement or the applicable Ancillary Agreement.

        2.13  NOVATION OF ASSUMED SERANOVA LIABILITIES.
              ----------------------------------------

              (a) Each of Intelligroup and SeraNova, at the request of the other, shall use its commercially reasonable efforts to obtain, or to cause to be obtained, any consent, substitution, approval or amendment required to novate (including with respect to any federal government contract) or assign all obligations under agreements, leases, licenses and other obligations or Liabilities of any nature whatsoever that constitute SeraNova Liabilities, or to obtain in writing the unconditional release of all parties to such arrangements other than any member of the SeraNova Group, so that, in any such case, SeraNova and its Subsidiaries will be solely responsible for such Liabilities; provided, however, that no member of the Intelligroup Group or the SeraNova Group, as the case may be, shall be obligated to pay any consideration therefor to any third party from whom such consents, approvals, substitutions and amendments are requested. Without limiting the foregoing, Intelligroup and SeraNova shall use their commercially reasonable efforts to obtain, prior to the Closing Date, a release of any and all guarantees provided by any member of the Intelligroup Group in connection with the SeraNova Contracts, SeraNova Assets, SeraNova Liabilities and the SeraNova Business.

              (b) If Intelligroup or SeraNova is unable to obtain, or to cause to be obtained, any such required consent, approval, release, substitution or amendment, the applicable member of the Intelligroup Group shall continue to be bound by such agreements, leases, licenses and other obligations and, unless not permitted by law or the terms thereof, SeraNova shall, as agent or subcontractor for Intelligroup or such other Person, as the case may be, pay, perform and discharge fully all the obligations or other Liabilities of Intelligroup or such other Person, as the case may be, thereunder from and after the date hereof. SeraNova shall indemnify each Intelligroup Indemnitee (as defined in Section 4.1), and hold each of them harmless against any Liabilities arising in connection therewith. If and when any such consent, approval, release, substitution or amendment is obtained or such agreement, lease, license or other rights or obligations otherwise becomes assignable or able to be novated, Intelligroup shall thereafter assign, or cause to be assigned, all its rights, obligations and other Liabilities thereunder or any rights or obligations of any member of its respective Group to SeraNova without payment of further consideration and SeraNova shall, without the payment of any further consideration, assume such rights and obligations.

         2.14 INTERCOMPANY DEBT.  Intelligroup  and SeraNova  agree that, as a
              -----------------
result of the transactions contemplated hereby, SeraNova shall be indebted to Intelligroup as set forth on EXHIBIT H. Such debt shall be evidenced by the
                               ---------
Promissory Note.

     3.  REPRESENTATIONS AND WARRANTIES.
         ------------------------------

         3.1  REPRESENTATIONS AND WARRANTIES OF INTELLIGROUP.
              ----------------------------------------------

         Intelligroup represents and warrants to SeraNova and its Subsidiaries as follows:

              (a) CORPORATE POWER AND AUTHORITY.  Intelligroup has the requisite
                  -----------------------------
power and authority to execute, deliver, and perform its obligations under this Agreement, any applicable Ancillary Agreement and to contribute, transfer, convey and deliver to SeraNova and its Subsidiaries the SeraNova Assets. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of Intelligroup. This Agreement constitutes the legal, valid and binding obligation of Intelligroup, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally.

              (b) VALIDITY OF CONTEMPLATED TRANSACTIONS. The execution, delivery
                  -------------------------------------
and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (i) violate, breach or contravene any of the terms, conditions or provisions of the Certificate of Incorporation or By-laws (or the equivalent thereof) of Intelligroup; (ii) violate, or constitute a default under, any material Contract by which Intelligroup or its property is bound; or (iii) violate any material provision of law.

              (c) TITLE TO CONTRIBUTED ASSETS.  Intelligroup is in possession of
                  ---------------------------
and has good, valid and marketable title to, or has valid leasehold interests in or valid rights under contract to use, all of the SeraNova Assets in which it has an interest and Intelligroup has such title, interests or rights to all of the SeraNova Assets that are being contributed by Intelligroup. All of the SeraNova Assets are free and clear of all Liens, other than Permitted Liens. All tangible personal property comprising the SeraNova Assets is in good operating condition (ordinary wear and tear excepted) and will be usable by SeraNova and its Subsidiaries for its intended purposes.

              (d) ACCOUNTS RECEIVABLE. The accounts receivable that are included
                  -------------------
in the SeraNova Assets (the "Accounts Receivable") constitute valid receivables, have arisen in the ordinary course of business consistent with past practices. No part of the Accounts Receivable is contingent upon performance by any member of the Intelligroup Group, as applicable, or any other party of any obligation, and no agreements for deductions or discounts have been made with respect to any part of such Accounts Receivable.

              (e) BUSINESS.  Upon consummation of this Agreement, SeraNova shall
                  --------
be the sole and exclusive owner of the SeraNova Business, the SeraNova Assets received by SeraNova from Intelligroup are all of the assets necessary to operate the SeraNova Business.

              (f) REQUIRED CONSENTS.  Intelligroup,  SeraNova and the applicable
                  -----------------
member or members of their respective Group shall use their or its reasonable best efforts to obtain all necessary consents from applicable third parties in order to assign, transfer and deliver the SeraNova Contracts unless the failure to obtain one or more consents would not be material and except for contracts under which Intelligroup has a right to subcontract without the consent of the other party or parties to the contract.

              (g) SERANOVA  BALANCE SHEET.  The SeraNova Balance Sheet set forth
                  -----------------------
on EXHIBIT C is true and accurate in all material respects.
   ---------

        3.2   REPRESENTATIONS AND WARRANTIES OF THE SERANOVA GROUP.
              ----------------------------------------------------

        SeraNova and its Subsidiaries represent and warrant to Intelligroup as follows:

              (a)  CORPORATE POWER AND AUTHORITY.  SeraNova and its Subsidiaries
                   -----------------------------
have the requisite power and authority to execute, deliver and perform this Agreement, the Ancillary Agreements and to accept the SeraNova Assets. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of SeraNova and its Subsidiaries. This Agreement constitutes the legal, valid and binding obligation of SeraNova and its Subsidiaries, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally.

              (b) VALIDITY OF CONTEMPLATED TRANSACTIONS. The execution, delivery
                  -------------------------------------
and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (i) violate, breach or contravene any of the terms, conditions or provisions of the Certificate or Articles of Incorporation or By-laws (or the equivalent thereof) of SeraNova and its Subsidiaries; (ii) violate, or constitute a default under, any material Contract by which such entity or its property is bound; or (iii) violate any material provision of law.

     4. INDEMNIFICATION.
        ---------------

        4.1   INDEMNIFICATION BY SERANOVA.  Subject to the provisions of Section
              ---------------------------
4.3, SeraNova shall indemnify, defend and hold harmless each member of the Intelligroup Group and each of their respective directors, officers and employees, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the "INTELLIGROUP INDEMNITEES") from and against any and all Liabilities of the Intelligroup Indemnitees, relating to, arising out of or resulting from any of the following items:

                  (a) the failure of any member of the SeraNova Group to pay, perform or otherwise promptly discharge any SeraNova Liabilities or any SeraNova Contract in accordance with their respective terms, after the Closing Date;

                  (b) the employment or termination of employment of any employee of Intelligroup working in the SeraNova Business;

                  (c) conduct of the SeraNova  Business  after the Closing Date;
and

                  (d) any breach by any member of the SeraNova Group of this Agreement or any of the Ancillary Agreements.

            4.2   INDEMNIFICATION BY INTELLIGROUP.  Subject to the provisions of
                  -------------------------------
Section 4.3, Intelligroup shall indemnify, defend and hold harmless SeraNova, each member of the SeraNova Group and each of their respective directors, officers and employees, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the "SERANOVA INDEMNITEES"), from and against any and all Liabilities of the SeraNova Indemnitees relating to, arising out of or resulting from any of the following items:

                  (a) the failure of Intelligroup to pay, perform or otherwise promptly discharge any Liabilities of Intelligroup, whether prior to or after the Closing Date;

                  (b) the failure of Intelligroup to pay, perform or otherwise promptly discharge any SeraNova Liabilities or any SeraNova Contract in accordance with their respective terms, prior to the Closing Date;

                  (c) conduct of the SeraNova Business prior to the Closing Date; and

                  (d) any breach by Intelligroup of this Agreement or any of the Ancillary Agreements.

            4.3   INDEMNIFICATION  OBLIGATIONS  NET OF  INSURANCE  PROCEEDS  AND
                  --------------------------------------------------------------
OTHER AMOUNTS.
-------------

                  (a) The parties intend that any Liability subject to indemnification or reimbursement pursuant to this Section 4 will be net of insurance proceeds. Accordingly, the amount which any party (an "INDEMNIFYING PARTY") is required to pay to any Person entitled to indemnification hereunder (an "INDEMNITEE")
will be reduced by any insurance proceeds theretofore actually recovered by or on behalf of the Indemnitee in reduction of the related Liability. If an Indemnitee receives a payment (an "INDEMNITY PAYMENT") required by this Agreement from an Indemnifying Party in respect of any Liability and subsequently receives insurance proceeds, then the Indemnitee will pay to the Indemnifying Party an amount equal to the Indemnity Payment received less the amount of the Indemnity Payment that would have been due if the insurance proceeds had been received, realized or recovered before the Indemnity Payment was made.

                  (b) An insurer who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or, solely by virtue of the indemnification provisions hereof, have any subrogation rights with respect thereto, it being expressly understood and agreed that no insurer or any other third party shall be entitled to a "windfall" (i.e., a benefit they would not be entitled to receive in the absence of the indemnification provisions) by virtue of the indemnification provisions hereof. Nothing contained in this Agreement or any Ancillary Agreement shall obligate any member of any Group to seek to collect or recover any insurance proceeds.

            4.4   PROCEDURES FOR INDEMNIFICATION OF THIRD PARTY CLAIMS.
                  ----------------------------------------------------

                  (a) If an Indemnitee shall receive notice or otherwise learn of the assertion by a Person (including any Governmental Authority) who is not a member of the Intelligroup Group or the SeraNova Group of any claim or of the commencement by any such Person of any Action (collectively, a "THIRD PARTY CLAIM") with respect to which an Indemnifying Party may be obligated to provide indemnification to such Indemnitee pursuant to Section 4.1 or 4.2, or any other Section of this Agreement or any Ancillary Agreement, such Indemnitee shall give such Indemnifying Party written notice thereof within twenty (20) days after becoming aware of such Third Party Claim. Any such notice shall describe the Third Party Claim in reasonable detail. Notwithstanding the foregoing, the failure of any Indemnitee or other Person to give notice as provided in this
Section 4.4(a) shall not relieve the related Indemnifying Party of its obligations under this Section 4, except to the extent that such Indemnifying Party is actually prejudiced by such failure to give notice.

                  (b) An Indemnifying Party may elect to defend (and, unless the Indemnifying Party has specified any reservations or exceptions, to seek to settle or compromise), at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any Third Party Claim. Within thirty (30) days after the receipt of notice from an Indemnitee in accordance with Section 4.4(a) (or sooner, if the nature of such Third Party Claim so requires), the Indemnifying Party shall notify the Indemnitee whether the Indemnifying Party will assume responsibility for defending such Third Party Claim, which election shall specify any reservations or exceptions. After notice from an Indemnifying Party to an Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnitee shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, but the fees and expenses of such counsel shall be paid by such Indemnitee except as set forth in subsection (c).

                  (c) If an Indemnifying Party elects not to assume responsibility for defending a Third Party Claim, or fails to notify an Indemnitee of its election as provided in Section 4.4(b), such Indemnitee may defend such Third Party Claim at the cost and expense of the Indemnifying Party.

                  (d) Unless the Indemnifying Party has failed to assume the defense of the Third Party Claim in accordance with the terms of this Agreement, no Indemnitee may settle or compromise any Third Party Claim without the consent of the Indemnifying Party.

                  (e) In the case of a Third Party Claim, no Indemnifying Party shall consent to entry of any judgment or enter into any settlement of the Third Party Claim without the consent of the Indemnitee if the effect thereof is to permit any injunction, declaratory judgment, other order or other nonmonetary relief to be entered, directly or indirectly, against any Indemnitee.

                  (f) The provisions of Section 4.4 and Section 4.5 shall not apply to Taxes (which are covered by the Tax Sharing Agreement).

            4.5   ADDITIONAL MATTERS.
                  ------------------

                  (a) Any claim on account of a Liability which does not result from a Third Party Claim shall be asserted by written notice given by the Indemnitee to the related Indemnifying Party. Such Indemnifying Party shall have a period of thirty (30) days after the receipt of such notice within which to respond thereto. If such Indemnifying Party does not respond within such 30-day period, such Indemnifying Party shall be deemed to have refused to accept responsibility to make payment. If such Indemnifying Party does not respond within such 30-day period or rejects such claim in whole or in part, such Indemnitee shall be free to pursue such remedies as may be available to such party as contemplated by this Agreement and the Ancillary Agreements.

                  (b) In the event of payment by or on behalf of any Indemnifying Party to any Indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right, defense or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right, defense or claim.

                  (c) In the event of an Action in which the Indemnifying Party is not a named defendant, if the Indemnifying Party shall so request, the parties shall endeavor to substitute the Indemnifying Party for the named defendant. If such substitution cannot be achieved for any reason or is not requested, the named defendant shall allow the Indemnifying Party to manage the Action as set forth in this Section and the Indemnifying Party shall fully indemnify the named defendant against all costs of defending the Action (including court costs, sanctions imposed by a court, attorneys' fees, experts' fees and all other external expenses), the costs of any judgment or settlement, and the cost of any interest or penalties relating to any judgment or settlement.

            4.6   REMEDIES CUMULATIVE.  The remedies  provided in this Section 4
                  -------------------
shall be cumulative and, subject to the provisions of Section 6, shall not preclude assertion by any Indemnitee of any other rights or the seeking of any and all other remedies against any Indemnifying Party.

            4.7   SURVIVAL OF INDEMNITIES. The rights and obligations of each of
                  -----------------------
Intelligroup and SeraNova and their respective Indemnitees under this Section 4 shall survive the sale or other transfer by any party of any Assets or businesses or the assignment of any Liabilities.

            4.8   ALLEGED INFRINGEMENT OR MISAPPROPRIATION.
                  ----------------------------------------

                  (a) Notwithstanding any other provision of this Agreement or any Ancillary Agreement, in the event of any claim, action, proceeding or suit by a third party against any member of the SeraNova Group or the Intelligroup Group alleging an infringement of any patent, copyright, trademark or misappropriation of a trade secret (each a "Claim") with respect to any of the transferred intellectual property or the Licensed Intellectual Property set forth on EXHIBIT A and EXHIBIT G, respectively (for purposes of this Section
         ---------     ---------
4.8, the "Disputed Intellectual Property"), the parties agree to adhere to the procedures set forth in paragraphs (b), (c) and (d) below.

                  (b) If the use or distribution by any member of the SeraNova Group or the Intelligroup Group, as applicable, of any of the Disputed
Intellectual Property is enjoined or in the opinion of such member of the applicable Group is likely to be enjoined, SeraNova and Intelligroup shall, use their reasonable best efforts to jointly: (i) replace the Disputed Intellectual Property with a substitute free of any infringement; (ii) modify the Disputed Intellectual Property so that it will be free of the infringement; or (iii) procure for such member of the applicable Group or its distributees a license or other right to use the Disputed Intellectual Property.

                  (c) Each of Intelligroup and SeraNova, on behalf of its respective Group, agrees to provide, or cause to be provided, prompt written notice to the other party of any Claim and Intelligroup and SeraNova shall jointly assume the defense thereof, including appeals, and to settle the same. Each party shall, upon request, furnish all information and provide assistance to the appropriate members of the SeraNova Group or the Intelligroup Group, as applicable, and cooperate in every reasonable way to facilitate the defense and/or settlement of any such Claim.

                  (d) The amount paid or payable by a party as a result of the losses, claims, damages, liabilities or expenses in connection with the remediation efforts set forth in Section (b) above, or the defense, adjudication, or settlement referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Claim. Intelligroup and SeraNova agree that it would not be just and equitable if the expenses incurred in connection with the remediation efforts set forth in Section (b) above, or the defense, adjudication, or settlement of a Claim under this Section 4.8 were apportioned on a pro rata basis without regard to the liability of each respective party according a relative finding of fault. The relative fault of the applicable member or members of the Intelligroup Group, on the one hand, and the applicable member or members of the SeraNova Group, on the other hand, shall be apportioned as is appropriate to reflect not only the relative benefits achieved but also the relative fault assessed with respect to the Disputed Intellectual Property.

                  (e) The foregoing indemnity will not apply to any alleged infringement or misappropriation if and to the extent such alleged infringement or misappropriation arises from: (i) the use by any member of the SeraNova Group or the Intelligroup Group of any of the Disputed Intellectual Property in combination with any product, software or other material provided by a third party after the Closing Date; or (ii) any changes made by any member of the SeraNova Group or the Intelligroup Group in the Disputed Intellectual Property after the Closing Date.

      5.    EXCHANGE OF INFORMATION; CONFIDENTIALITY.
            ----------------------------------------

            5.1   AGREEMENT FOR EXCHANGE OF INFORMATION; ARCHIVES.
                  -----------------------------------------------

                  (a) Each of Intelligroup and SeraNova, on behalf of its respective Group, agrees to provide, or cause to be provided, to each member of the other Group, as soon as reasonably practicable after written request therefor, any Information in the possession or under the control of such respective Group which the requesting party reasonably needs: (i) to comply with reporting, disclosure, filing or other requirements imposed on the requesting party (including under applicable securities or tax laws) by a Governmental Authority having jurisdiction over the requesting party; (ii) for use in any judicial, regulatory, administrative, tax or other proceeding or in order to satisfy audit, accounting, claims, regulatory, litigation, tax or other similar requirements; or (iii) to comply with its obligations under this Agreement or any Ancillary Agreement; provided, however, that in the event that any party determines that any such provision of Information could be commercially detrimental, violate any law or agreement, or waive any attorney-client privilege, the parties shall take all reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence.

                  (b) After the Closing Date, SeraNova shall have access during regular business hours (as in effect from time to time) to the documents that relate to the SeraNova Business that are in the possession or control of any member of the Intelligroup Group. SeraNova may obtain copies (but not originals) of documents for bona fide business purposes. Nothing herein, however, shall be deemed to restrict the access of any member of the Intelligroup Group to any such documents or to impose any liability on any member of the Intelligroup Group if any such documents are not maintained or preserved by Intelligroup.

                  (c) After the date hereof SeraNova shall: (i) maintain in effect at its own cost and expense adequate systems and controls to the extent necessary to enable the members of the Intelligroup Group to satisfy their respective reporting, accounting, audit and other obligations; and (ii) provide, or cause to be provided, to Intelligroup in such form as Intelligroup shall request, at no charge to Intelligroup, all financial and other data and Information as Intelligroup determines necessary or advisable in order to prepare Intelligroup financial statements and reports or filings with any Governmental Authority.

            5.2   OWNERSHIP OF INFORMATION.  Any Information  owned by one Group
                  ------------------------
that is provided to a requesting party pursuant to Section 5.1 shall be deemed to remain the property of the providing party. Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such Information.

            5.3   RECORD RETENTION.  To  facilitate  the  possible  exchange  of
                  ----------------
Information pursuant to this Section 5 and other provisions of this Agreement, the parties agree to use their reasonable best efforts to retain all Information in their respective possession or control in accordance with the policies of Intelligroup as in effect on the Closing Date. No party will destroy, or permit any of its Subsidiaries to destroy, any Information which the other party may have the right to obtain pursuant to this Agreement prior to the tenth (10th) anniversary of the date hereof without first using its reasonable best efforts to notify the other party of the proposed destruction and giving the other party the opportunity to take possession of such Information prior to such destruction; provided, however, that in the case of any Information relating to Taxes or to Environmental Liabilities, such period shall be extended to the expiration of the applicable statute of limitations (giving effect to any extensions thereof).

            5.4   Limitation of Liability.  No party shall have any liability to
                  -----------------------
any other party in the event that any Information exchanged or provided pursuant to this Agreement which is an estimate or forecast, or which is based on an estimate or forecast, is found to be inaccurate, in the absence of willful misconduct by the party providing such Information. No party shall have any liability to any other party if any Information is destroyed after reasonable best efforts by such party to comply with the provisions of Section 5.3.

            5.5   OTHER AGREEMENTS PROVIDING  FOR EXCHANGE OF  INFORMATION.  The
                  --------------------------------------------------------
rights and obligations granted under this Section 5 are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange or confidential treatment of Information set forth in any Ancillary Agreement.

            5.6   PRODUCTION OF WITNESSES; RECORDS; COOPERATION.
                  ---------------------------------------------

                  (a) After the Closing Date, except in the case of an adversarial Action by one party against another party (which shall be governed by such discovery rules as may be applicable under Section 6 or otherwise), each party hereto shall use its reasonable best efforts to make available to each other party, upon written request, the former, current and future directors, officers, employees, other personnel and agents of the members of its respective Group as witnesses (giving consideration to the business demands of such individuals) and any books, records or other documents within its control or which it otherwise has the ability to make available or as may reasonably be required in connection with any Action in which the requesting party may from time to time be involved, regardless of whether such Action is a matter with respect to which indemnification may be sought hereunder. The requesting party shall bear all costs and expenses in connection therewith.

                  (b) If an Indemnifying Party (Intelligroup or SeraNova as the case may be) chooses to defend or to seek to compromise or settle any Third Party Claim, or if any party chooses to prosecute or otherwise evaluate or to pursue any claim against a third party, the other party shall use its best efforts to make available to such Indemnifying Party (Intelligroup or SeraNova as the case may be), upon written request, the former, current and future directors, officers, employees, other personnel and agents of the members of its respective Group as witnesses (giving consideration to the business demands of such individuals) and any books, records or other documents within its control or which it otherwise has the ability to make available or as may reasonably be required in connection with such defense, settlement or compromise, or such prosecution, evaluation or pursuit, as the case may be, and shall otherwise cooperate in such defense, settlement or compromise, or such prosecution, evaluation or pursuit, as the case may be.

                  (c)  Without   limiting  the  foregoing,   the  parties  shall
cooperate and consult to the extent reasonably necessary with respect to any Actions, contingent Liabilities and contingent gains.

                  (d) Without limiting any provision of this Section, each of the parties agrees to cooperate, and to cause each member of its respective Group to cooperate, with each other in the defense of any infringement or similar claim with respect to any intellectual property and shall not claim to acknowledge, or permit any member of its respective Group to claim to acknowledge, the validity or infringing use of any intellectual property of a third Person in a manner that would hamper or undermine the defense of such infringement or similar claim.

                  (e) The obligation of the parties to provide witnesses pursuant to this Section 5.6 is intended to be interpreted in a manner so as to facilitate cooperation and shall include the obligation to provide as witnesses inventors and other officers without regard to whether the witness or the employer of the witness could assert a possible business conflict (subject to the exception set forth in the first sentence of Section 5.6(a)).

                  (f) In connection with any matter contemplated by this Section 5.6, the parties will enter into a mutually acceptable joint defense agreement so as to maintain to the extent practicable any applicable attorney-client privilege or work product immunity of any member of any Group.

            5.7   CONFIDENTIALITY.
                  ----------------

                  (a) Subject to Section 5.8, each of Intelligroup and SeraNova, on behalf of itself and each other member of its respective Group, agrees to hold, and to cause its respective directors, officers, employees, agents, accountants, counsel and other advisors and representatives to hold, in strict confidence, with at least the same degree of care that applies to Intelligroup's confidential and proprietary information pursuant to policies in effect as of the Closing Date, all Information concerning each such other Group that is either in its possession (including Information in its possession prior to the date hereof or the Closing Date) or furnished by any such other Group or its respective directors, officers, employees, agents, accountants, counsel and other advisors and representatives at any time pursuant to this Agreement, any Ancillary Agreement or otherwise, and shall not use any such Information other than for such purposes as shall be expressly permitted hereunder or thereunder, except, in each case, to the extent that such Information has been: (i) in the public domain through no fault of such party or any member of such Group or any of their respective directors, officers, employees, agents, accountants, counsel and other advisors and representatives; (ii) later lawfully acquired from other sources by such party (or any member of such party's Group) which sources are not themselves bound by a confidentiality obligation; or (iii) independently generated without reference to any proprietary or confidential Information of the other party.

                  (b) Each party agrees not to release or disclose, or permit to be released or disclosed, any such Information to any other Person, except its directors, officers, employees, agents, accountants, counsel and other advisors and representatives who need to know such Information (who shall be advised of their obligations hereunder with respect to such Information), except in compliance with Section 5.8. Without limiting the foregoing, when any Information is no longer needed for the purposes contemplated by this Agreement or any Ancillary Agreement, each party will promptly after request of the other party either return to the other party all Information in a tangible form (including all copies thereof and all notes, extracts or summaries based thereon) or certify to the other party that it has destroyed such Information (and such copies thereof and such notes, extracts or summaries based thereon).

            5.8   PROTECTIVE  ARRANGEMENTS.  In the event  that any party or any
                  ------------------------
member of its Group either determines on the advice of its counsel that it is required to disclose any Information pursuant to applicable law or receives any demand under lawful process or from any Governmental Authority to disclose or provide Information of any other party (or any member of any other party's Group) that is subject to the confidentiality provisions hereof, such party shall notify the other party prior to disclosing or providing such Information and shall cooperate at the expense of the requesting party in seeking any reasonable protective arrangements requested by such other party. Subject to the foregoing, the Person that received such request may thereafter disclose or provide Information to the extent required by such law (as so advised by counsel) or by lawful process or such Governmental Authority.

      6.    ARBITRATION; DISPUTE RESOLUTION.
            -------------------------------

            6.1   AGREEMENT TO ARBITRATE.
                  ----------------------

                  (a) Except as otherwise specifically provided in any Ancillary Agreement, the procedures for discussion, negotiation and arbitration set forth in this Section 6.1 hereto shall apply to all disputes, controversies or claims (each a "Dispute") that may arise out of or relate to, or arise under or in connection with this Agreement or any Ancillary Agreement, or the transactions contemplated hereby or thereby (including all actions taken in furtherance of the transactions contemplated hereby or thereby on or prior to the date hereof), or the commercial or economic relationship of the parties relating hereto or thereto, between or among any member of the Intelligroup Group and the SeraNova Group. Each party agrees on behalf of itself and each other member of its respective Group that any Dispute shall be submitted to binding arbitration, in accordance with the dispute resolution procedures specified in this Section. If any of these procedures are determined to be invalid or unenforceable, the remaining procedures shall remain in effect and binding on the parties to the fullest extent permitted by law.

                  (b) The arbitration shall be held in Edison, New Jersey before a panel of three arbitrators. Any member or members of the SeraNova Group or the Intelligroup Group, as applicable, may by notice to the applicable member or members of the SeraNova Group or the Intelligroup Group, as applicable, demand arbitration, by serving on the other party a statement of the Dispute and the facts relating or giving rise thereto, in reasonable detail, and the name of the arbitrator selected by it. Within fifteen (15) days after receipt of such notice, the other party shall name its arbitrator, and the two arbitrators named by the parties shall, within fifteen (15) days after the date of such notice, select the third arbitrator.

                  (c) The arbitration shall be conducted in accordance with the procedures specified in this Section and shall be governed by the Commercial Arbitration Rules of the American Aribitration Association, as may be amended from time to time. In the event of a conflict, the provisions of this Section shall control.

                  (d) Any issue concerning the extent to which any Dispute is subject to arbitration, or concerning the applicability, interpretation, or enforceability of these procedures, including any contention that all or part of these procedures are invalid or unenforceable, shall be governed by the Federal Arbitration Act and resolved by the arbitrators. No potential arbitrator may serve on the panel unless first agreeing in writing to abide and be bound by these procedures. The arbitrators may not award non-monetary or equitable relief of any sort. They shall have no power to award damages inconsistent with this Agreement or punitive damages or any other damages not measured by the prevailing party's actual damages, and the parties expressly waive their right to obtain such damages in arbitration or in any other forum. In no event, even if any other portion of these procedures is adjudged invalid or unenforceable, shall the arbitrators have power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in the same jurisdiction.

                  (e) No discovery shall be permitted in connection with the arbitration unless expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery. All aspects of the arbitration shall be treated as confidential. Neither the parties nor the arbitrators may disclose the existence, content or results of the arbitration, except as necessary to comply with legal or regulatory requirements. Before making any such disclosure, a party shall give written notice to all other parties and afford such parties a reasonable opportunity to protect their interest. The result of the arbitration shall be a final decision that is binding on the parties, and judgment on the arbitrators' award may be entered in any court having jurisdiction. The cost of such arbitration shall be borne equally by the parties.

                  (f) This Section shall not apply to any Dispute arising out of or relating to the ownership of intellectual property. The application of this Section to any other Dispute shall be waived only by written agreement of Intelligroup and SeraNova. This Section shall be terminated only by written agreement of Intelligroup and SeraNova.

            6.2   CONTINUITY OF SERVICE AND PERFORMANCE. Unless otherwise agreed
                  -------------------------------------
in writing, the parties will continue to provide service and honor all other commitments under this Agreement and each Ancillary Agreement during the course of dispute resolution pursuant to the provisions of this Section with respect to all matters not subject to such dispute, controversy or claim.

            6.3   LAW GOVERNING ARBITRATION PROCEDURES.  The interpretation of
                  ------------------------------------
the provisions of this Section, only insofar as they relate to the agreement to arbitrate and any procedures pursuant thereto, shall be governed by the Federal Arbitration Act and other applicable federal law. In all other respects, the interpretation of this Agreement shall be governed as set forth in Section 10.2.

      7.    EMPLOYEE RELATED MATTERS.
            ------------------------

            7.1   EMPLOYEE OFFERS. Prior to the Closing Date, SeraNova or one of
                  ---------------
its Subsidiaries shall have made a written offer of employment or engagement to each employee, independent contractor or consultant working in the SeraNova Business listed on SCHEDULE 7.1 hereto. Such employment offers shall provide
                    ------------
that such individual shall commence work for SeraNova or the named Subsidiary on or before the Closing Date. Such employment offers shall also require that such individual shall, prior to the Closing Date, inform SeraNova of his or her intention to accept or decline such offer and, if such individual intends to accept such offer, to resign his or her employment with Intelligroup prior to or as of the Closing Date.

            7.2   BENEFITS.  As soon  as  practicable  after  the  Closing Date,
                  --------
Intelligroup  shall  perform  and  undertake  all  acts as may be  necessary  to rollover or otherwise transfer the vested interests of employees in the qualified and non-qualified pension plans and Section 401(k) plans of Intelligroup to the corresponding plans maintained by SeraNova. Intelligroup shall be responsible for any COBRA coverage continuation notices required to be provided with respect to any employee who accepts employment with SeraNova. On or prior to the Closing Date, Intelligroup and SeraNova shall take all actions as may be necessary to approve the stock-based employee benefit plans of SeraNova in order to satisfy the requirement of Rule 16b-3 under the Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code of 1986, as amended.

            7.3   NO SOLICITATION OF  EMPLOYEES.  For a period  of two (2) years
                  -----------------------------
after the Closing Date, neither Intelligroup nor SeraNova or any member of their respective Groups shall solicit any employee of the other to terminate his or her employment to become an employee of the soliciting party, without the prior written consent of the other party.

            7.4   NO RIGHTS CONFERRED UPON EMPLOYEES.  Nothing in this Agreement
                  ----------------------------------
shall be deemed to confer any rights or remedies of any employees, independent contractors or consultants of any member of the Intelligroup Group or the SeraNova Group (including individuals to whom SeraNova is to offer employment pursuant to Section 7.1). No Person shall be a third party beneficiary with respect to the provisions of this Section 7.

      8.    FURTHER ASSURANCES AND ADDITIONAL COVENANTS.
            -------------------------------------------

                  (a) In addition to the actions specifically provided for elsewhere in this Agreement, each of the parties hereto shall use its reasonable best efforts, prior to, on and after the Closing Date, to take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements.

                  (b) Without limiting the foregoing, prior to, on and after the Closing Date, each party hereto shall cooperate with the other party, and without any further consideration, but at the expense of the requesting party, to execute and deliver, or use its reasonable best efforts to cause to be executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and to make all filings with, and to obtain all consents, approvals or authorizations of, any Governmental Authority or any other Person under any permit, license, agreement, indenture or other instrument, and to take all such other actions as such party may reasonably be requested to take by any other party hereto from time to time, consistent with the terms of this Agreement and the Ancillary Agreements, in order to effectuate the provisions and purposes of this Agreement and the Ancillary Agreements and the transfers of the SeraNova Assets and the assignment and assumption of the SeraNova Liabilities and the other transactions contemplated hereby and thereby. Without limiting the foregoing, each party will, at the reasonable request, cost and expense of any other party, take such other actions as may be reasonably necessary to vest in such other party good and marketable title, if and to the extent it is practicable to do so.

                  (c) On or prior to the Closing Date, Intelligroup and SeraNova in their respective capacities as direct and indirect stockholders of their respective Subsidiaries, shall each ratify any actions which are reasonably necessary or desirable to be taken by Intelligroup, SeraNova or any Subsidiary of Intelligroup or SeraNova, as the case may be, to effectuate the transactions contemplated by this Agreement.

                  (d) Prior to the Closing Date, if one or more of the parties identifies any commercial or other service that is needed to assure a smooth and orderly transition of the businesses in connection with the consummation of the transactions contemplated hereby that is not otherwise governed by the provisions of this Agreement or any Ancillary Agreement, the parties will cooperate in determining whether there is a mutually acceptable arm's-length basis on which the other party will provide such service.

      9.    TERMINATION.
            -----------

            9.1   TERMINATION  BY  MUTUAL  CONSENT.    This  Agreement  may   be
                  --------------------------------
terminated at any time prior to the date of the Closing Date by the mutual consent of Intelligroup and SeraNova.

            9.2   EFFECT OF TERMINATION. In the event of any termination of this
                  ---------------------
Agreement prior to the Closing Date, no party to this Agreement (or any of its directors or officers) shall have any Liability or further obligation to any other party.

      10.   MISCELLANEOUS.
            -------------

            10.1  COUNTERPARTS; ENTIRE AGREEMENT.
                  ------------------------------

                  (a) This Agreement and each Ancillary Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

                  (b) This Agreement, the Ancillary Agreements and the Exhibits, Schedules and Appendices hereto and thereto contain the entire agreement between the parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter and there are no agreements or understandings between the parties other than those set forth or referred to herein or therein.

            10.2  GOVERNING LAW.   Except  as set  forth in  Section  6.3,  this
                  -------------
Agreement and, unless expressly provided therein, each Ancillary Agreement, shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey (other than as to its laws of arbitration which shall be governed under the Federal Arbitration Act or other applicable federal law pursuant to Section 6.3), irrespective of the choice of laws principles of the State of New Jersey, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies.

            10.3  ASSIGNABILITY. Except as set forth in any Ancillary Agreement,
                  -------------
this Agreement and each Ancillary Agreement shall be binding upon and inure to the benefit of the parties hereto and thereto, respectively, and their respective successors and assigns; provided, however, that no party hereto or
                                     --------   -------
thereto may assign its respective rights or delegate its respective obligations under this Agreement or any Ancillary Agreement without the express prior written consent of the other parties hereto or thereto.

            10.4  THIRD  PARTY  BENEFICIARIES.  Except  for the  indemnification
                  ---------------------------
rights under this Agreement of any Intelligroup Indemnitee or SeraNova Indemnitee in their respective capacities as such: (a) the provisions of this Agreement and each Ancillary Agreement are solely for the benefit of the parties and are not intended to confer upon any Person except the parties any rights or remedies hereunder; and (b) there are no third party beneficiaries of this Agreement or any Ancillary Agreement and neither this Agreement nor any Ancillary Agreement shall provide any third person with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement or any Ancillary Agreement. No party hereto shall have any right, remedy or claim with respect to any provision of this Agreement or any Ancillary Agreement to the extent such provision relates solely to the other party hereto or the members of such other party's Group.

            10.5  NOTICES.  All  notices  or  other  communications  under  this
                  -------
Agreement or any Ancillary Agreement, except as may be specifically provided in an Ancillary Agreement, shall be in writing and shall be deemed to be duly given when: (a) delivered in person; or (b) deposited in the United States mail or internationally recognized courier service, postage prepaid, addressed as follows:

            If to Intelligroup, to:
            -----------------------

            Intelligroup, Inc.
            499 Thornall Street
            Edison, New Jersey  08837
            Attn:  President

            If to SeraNova, to:
            -------------------

            SeraNova, Inc.
            499 Thornall Street
            Edison, NJ 08837
            Attn:  President

Any party may, by notice to the other party, change the address to which such notices are to be given.

            10.6  SEVERABILITY.  If  any  provision  of  this  Agreement  or any
                  ------------
Ancillary Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or thereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby, as the case may be, is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties.

            10.7  HEADINGS.   The  article,  section  and   paragraph   headings
                  --------
containedn this Agreement and in the Ancillary Agreements are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or any Ancillary Agreement.

            10.8  WAIVERS OF DEFAULT.  Waiver by any party of any default by the
                  ------------------
other party of any provision of this Agreement or any Ancillary Agreement shall not be deemed a waiver by the waiving party of any subsequent or other default, nor shall it prejudice the rights of the other party.

            10.9  AMENDMENTS.  No provisions of this  Agreement or any Ancillary
                  ----------
Agreement shall be deemed waived, amended, supplemented or modified by any party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the party against whom it is sought to enforce such waiver, amendment, supplement or modification.

            10.10 LATE PAYMENTS. Except as expressly provided to the contrary in
                  -------------
this Agreement or in any Ancillary Agreement, any amount not paid when due pursuant to this Agreement or any Ancillary Agreement (and any amounts billed or otherwise invoiced or demanded and properly payable that are not paid within thirty (30) days of such bill, invoice or other demand) shall accrue interest at a rate per annum equal to six percent (6%).



                                    * * * * *

      IN WITNESS WHEREOF, the parties have caused this Contribution Agreement to be executed by their duly authorized representatives.

INTELLIGROUP, INC.

By: /s/ Ashok Pandey
   --------------------------
   Name:
   Title

SERANOVA, INC.

By: /s/ Raj Koneru
   --------------------------
   Name: Raj Koneru
   Title CEO



                   [Signature Page to Contribution Agreement]

                         LIST OF EXHIBITS AND SCHEDULES
                         ------------------------------



SCHEDULES
---------

2.4  -  Delayed Asset Transfers

2.7  -  List or Properties

3.1  -  Excluded Consents

7.1  -  Individuals to Whom Offers Shall Be Made



EXHIBITS
--------

A  -  Ancillary Agreements

B  -  SeraNova Assets

C  -  SeraNova Balance Sheet

D  -  SeraNova Contracts

E  -  SeraNova Liabilities

F  -  Permitted Liens

G  -  Licensed Intellectual Property

H  -  Intercompany Debt

                                  SCHEDULE 2.4
                                  ------------

                             DELAYED ASSET TRANSFERS



o All assets of Intelligroup Asia Private Limited relating to its Internet services and solutions business shall be transferred to Intelligroup India Private Limited, a corporation organized under the laws of India, as soon as practicable after the Closing Date.

o  All  of  the  equity  interest  owned  by  Intelligroup,  Inc.  or any of its subsidiaries in Intelligroup India Private Limited and each of its subsidiaries, if any, shall be transferred to SeraNova, Inc. as soon as practicable after the Closing Date.

                                  SCHEDULE 2.7
                                  ------------

                               LIST OF PROPERTIES

   ----------------------------------------------------------------------------
                                                    PERCENTAGE OF PREMISES
              LOCATION AND/OR BRANCH                ALLOCATED TO SERANOVA
   ----------------------------------------------------------------------------

               499 Thornall Street                          33.65%
                Edison, New Jersey
   ----------------------------------------------------------------------------

             10210 North 25th Avenue                        100.0%
                 Phoenix, Arizona
   ----------------------------------------------------------------------------

               9013 North 25th Avenue                        100.0%
                     Suite 6
                 Phoenix, Arizona
   ----------------------------------------------------------------------------

              9014 North 23rd Avenue                        100.0%
                     Suite 1
                 Phoenix, Arizona
   ----------------------------------------------------------------------------

                   950 Tower Lane                            70.0%
                    Suite 300
             Foster City, California
   ----------------------------------------------------------------------------

            9399 West Higgins Building                      50.0%
               Suite 810, 8th Floor
                Rosemont, Illinois
   ----------------------------------------------------------------------------

             691 North Squirrel Road                        100.0%
                    Suite 175
              Auburn Hills, Michigan
   ----------------------------------------------------------------------------

                                  SCHEDULE 3.1
                                  ------------

                                EXCLUDED CONSENTS

                                EXCLUDED CONSENTS


                  ------------------------------------------
                        CONTRACT               DATE

                  ------------------------------------------
                    AMERICAN EXPRESS          3/22/98

                  ------------------------------------------
                          AUDI                1/1/99

                  ------------------------------------------
                     HEWLETT PACKARD          2/4/99

                  ------------------------------------------
                    LIQUIDPRICE INC.          8/13/99

                  ------------------------------------------
                  VIGNETTE CORPORATION        9/29/99

                  ------------------------------------------
                  VOLKSWAGEN OF AMERICA       1/1/99

                  ------------------------------------------

                                  SCHEDULE 7.1
                                  ------------


                    INDIVIDUALS TO WHOM OFFERS SHALL BE MADE

         NA - North America,  IND - India,  AP - Asia Pacific,  EUR - Europe

Number  Organiz   Code                              Title
         ation

                         EMPLOYEE NAME
--------------------------------------------------------------------------------
   1     IND             A Keshav Narsipur          Team Leader
   2     IND             A Mani Kandan              Programmer
   3     IND             A Suneetha Madhukar        Programmer
   4     NA       PHD    Abhijit Barde              Associate Software Engineer
   5     NA       PHD    Akshay Shah                Associate Software Engineer
   6     NA       PHA    Alan Matsumoto             Temporary
   7     AP       MC     Alexander Frater           Manager
   8     AP       MC     Alistair McLeod Tennant    Principal Consultant
   9     IND             Allam Bharath Reddy        Programmer
   10    NA       PRD    Allison                    Admin
   11    AP       APA    Amanda Louise Talbot       Typist Receptionist
   12    IND             Amit Agarwal               Content Entry Analyst
   13    NA       PHD    Anand Mani                 Software Engineer
   14    NA       NJD    Anand Reddy Yedulla        Software Engineer
   15    IND             Anand V Kothamangalam      Content Entry Analyst
   16    IND             Anand Venkateshan          Testing Analyst
   17    NA       PRA    Andelin, Brian D.          Finance
   18    NA       PRD    Anderson, Dan              Principal Consultant MC
   19    AP       MC     Angela Mary Reynolds       Principal Consultant
   20    IND             Aniesh Chawla              Programmer
   21    IND             Anil Oggi                  Programmer
   22    NA       PHD    Anil Singh                 Manager
   23    IND             Anita Subbiah              Content Entry Analyst
   24    AP       MC     Anthony Ian Culloden       Principal Consultant
   25    AP       MC     Anthony John Booth         Manager
   26    AP       APA    Anthony Michael Duffin     Corporate Services Executive
   27    NA       PHD    Anuradha Pandey            Associate Software Engineer
   28    NA       PHD    Arati Madhineni            Associate Software Engineer
   29    IND             Aratikatla Shanti          Programmer
   30    IND             Arjun Mukherjee            Team Leader
   31    IND             Arun Gupta                 Programmer
   32    NA       PRD    Asay, Taylor               Software Engineer
   33    IND             Ashok Natrajan             Programmer
   34    IND      DEL    Ashutosh Yadav             VP - Delivery
   35    NA       OPS    Ashwin Royadurg            Recruiting Manager
   36    IND             Babanbhai Abdul Raheem     Programmer
   37    NA       PRD    Baird, J. Russell          Manager
   38    NA       DEL    Balaji Kodali              Associate Software Engineer
   39    NA       PRD    Balaji Krishnamurthy       Software Engineer
   40    IND      OPS    Balaji Venkatachalam       VP - Operations
   41    IND             Balasubramanian            Programmer
                         Mariswaran
   42    IND             Balu Herbert               Programmer
   43    NA       PHD    Balu Srinivasan            Software Engineer
   44    AP       MC     Barend Keith Craig         Manager
   45    AP       MC     Barney Heslop              Manager

   46    AP       MC     Barry Dennis Mawer         Manager
   47    AP       APS    Barry John Old             Regional Account Director
   48    AP       APA    Belinda Jane Boettcher     Office Manager
   49    IND             Benoy Jose                 Programmer
   50    AP       VL     Bernadine Clare Marwick    Knowledge Manager
   51    AP       APA    Beverley Anne Ellis        Receptionist
   52    NA       PHD    Bharat Agarwal             Software Engineer
   53    NA       OPS    Bharat Raju                Recruting Manager
   54    IND             Bhaskar Prasad Mulugu      Programmer
   55    IND             Bhaskar Rajagopal          Team Leader
   56    IND             Bhaskar Reddy B V          Programmer
   57    IND             Bheemi Krishna Mohan       Programmer
   58    NA       PHD    Biju Nair                  Software Engineer
   59    IND             Biju Ruhamma L             Programmer
   60    NA       PHD    Biswajit Sarkar            Software Engineer
   61    AP       MC     Brian Charles Bernon       Principal Consultant
   62    AP       MC     Brian Fair                 Principal Consultant
   63    AP       MC     Bruce Tinsley              Principal Consultant
   64    AP       MC     Bruce Wood                 Manager
   65    AP       MC     Bryce James Pottinger      Manager
   66    IND             Bulusu Monmohanamurali S   Content Entry Analyst
   67    NA       PHD    Burton Machado             Software Engineer
   68    NA       PRD    Butler Melissa K.          Interactive Designer
   69    IND             C Leena Rani               Programmer
   70    IND             Candida                    Admin
   71    NA       PHA    Carol Wright               People Services Manager
   72    NA       PHD    Carolyn Lim                Software Engineer
   73    NA       FCD    Chakib Jaber               Software Engineer
   74    IND             Chandan Mishra             Programmer
   75    NA       PHD    Chandramohan Lingam        Associate Software Engineer
   76    IND             Chirenjeevi                MIS
   77    EUR      EUR    Chris                      Managing Director - Europe
   78    AP       APA    Christine Elizabeth        Executive Assistant
                         Boonzaier
   79    AP       APA    Christine Joan Nesbit      Office Manager
   80    NA       DC     Christopher Arokiraj       Associate Software Engineer
   81    AP       MC     Christopher Arthur         Principal Consultant
                         Marshall
   82    NA       PHD    Christopher Brinson        Associate Software Engineer
   83    AP       MC     Clare Louise Engel         Principal Consultant
   84    NA       MKT    Claudio Burgos             Creative Director
   85    AP       MC     Clifford John Blakely      Principal Consultant
   86    AP       MC     Colin Dinn                 Manager
   87    AP       APS    Colin Graham Butler        Regional Account Director
   88    NA       SOL    Cooper, Tyler B.           Manager
   89    NA       PRD    Coronel, Carlos            Associate Interactive
                                                    Designer
   90    NA       PRD    Cragun, Brian B.           Associate Content Analyst
   91    IND             D Kalyan Chakravarthi      Programmer
   92    NA       VLM    D.K. Chakravarthy          Methodologist
   93    IND             Dasaradhi Agnihotram V S   Programmer
   94    NA       OPS    Dave Ferguson              Recruiting Manager
   95    AP       MC     David George Gale          Principal Consultant

   96    AP       MC     David Hawkins              Principal Consultant
   97    AP       MC     David John Kelly           Principal Consultant
   98    NA       PHD    David Lyons                Software Engineer
   99    AP       MC     David Nigel Niven          Principal Consultant
  100    AP       MC     David Raine Oswald         Principal Consultant
  101    NA              David Rogers               Controller
  102    NA       PRD    Davis, Matthew M.          Interactive Designer
  103    IND             Debiprasad Benerjee        Programmer
  104    NA       DEL    Deep Vaswani               Software Engineer
  105    NA       NJD    Deepa Balaji               Associate Software Engineer
  106    IND             Deepak S Agarwal           Programmer
  107    AP       APS    Denis Allan Parkinson      Regional Account Manager
  108    NA       PHD    Derek Au                   Software Engineer
  109    AP       MC     Derek Paul Lister          Principal Consultant
  110    NA       PHD    Devanath Desikan           Associate Software Engineer
  111    NA       PHD    Devendra Kumar             Associate Software Engineer
  112    NA       PHD    Dhananjay Naniwadekar      Associate Software Engineer
  113    IND             Dhanasekaran.  K           Programmer
  114    NA       SOL    Dharma Katkuri             Principal Consultant
  115    NA       SOL    Donahue, Michael P.        Director - Solutions
  116    AP       APM    Donald Tristram Moore      SVP - International
  117    NA       PHD    Duane Matsen               Software Engineer
  118    IND             Edward Samraj N            Programmer
  119    AP       APS    Eileen Wild                Principal Consultant
  120    NA       NAM    Elizabeth Massimo          Admin. Assistant
  121    NA       PHD    Eric Eckert                Principal Software Engineer
  122    NA       PHD    Fariza Ahsanuddin          Associate Software Engineer
  123    NA       PRM    Farr, Richard L.           Director
  124    NA       MGT    Fereshteh Azad             Principal Consultant
  125    AP       MC     Fiona Allan                Office Manager
  126    AP       MC     Francis Benedict Kelly     Principal Consultant
  127    AP       MC     Francisco Almeda TanKing   Principal Consultant
  128    AP       MC     Frederick Geoffrey Furkert Principal Consultant
  129    AP       APS    Fredrick John Peter (Bill) Director - Australia
                         Boyd
  130    NA       SOL    G.Venkat                   Principal Consultant
  131    IND             Gadde Ramesh               Programmer
  132    NA       NJD    Gajapathy Senthil Kumar    Software Engineer
  133    NA       NJD    Ganesh Nemmani             Associate Software Engineer
  134    NA       PHD    Ganeshbabu Subramanian     Software Engineer
  135    IND             Ganti Subba Rao            Admin
  136    AP       MC     Gary Parker                Principal Consultant
  137    IND             Gautam Deshpande           Programmer
  138    NA       PRD    Geary, Michael             Interactive Architect
  139    AP       APA    Genevieve Ruth Fraser      Accountant
  140    EUR      EUR    Geoff Baker                Director Solutions - Europe
  141    AP       MC     Geoffrey Allen Smith       Principal Consultant
  142    AP       MC     George Heatherwick Findlay Principal Consultant
  143    IND             George Korah               MIS
  144    NA       AU     George Moraetes            Principal Consultant
  145    NA       PRD    Gibbons, Thomas W.         Manager
  146    NA       OPS    Greg Killpack              Recruiting Manager

  147    NA       PRA    Guilbert, Derrill E.       IS
  148    NA       PHD    Gunilla Sundstrom          Manager
  149    NA       PHD    Gunjan Vijayvergia         Software Engineer
  150    IND             Guru Prasad Vinjamuri      Programmer
  151    IND             Gurubachan Singh Sardar    Programmer
  152    NA       VLM    Gururaj Managuli           Director - Methodology
  153    NA       PRD    Hall, Craig                Associate Content Analyst
  154    IND             Hari Babu                  Programmer
  155    IND             Harilal Kanakavalli        Programmer
  156    AP       MC     Harry Chopra               Director Solutions Practice
  157    IND             Harsha Kiran               Admin
  158    AP       APS    Harvey David Calder        Associate Director
  159    NA       PHD    Himanshu Kohli             Software Engineer
  160    NA       SOL    Hitesh Seth                Principal Consultant
  161    NA       PRA    Hokanson, Amie             Finance
  162    NA       PRD    Hokanson, Nathan D.        Software Engineer
  163    IND             I Stephen Mosses           Programmer
  164    AP       MC     Iain Michael Barraclough   Principal Consultant
  165    AP       MC     Ian Hamish Roderik         Principal Consultant
                         McFadyen
  166    AP       APM    Ian Hugh Taylor            Managing Director - Asia
                                                    Pacific
  167    AP       APS    Ian Johnson                Director, Banking and
                                                    Finance
  168    AP       MC     Ian Stewart Mawson         Principal Consultant
  169    IND             J Sabesan                  Programmer
  170    IND             J V N D Prasad             Team Leader
  171    AP       MC     Jack Egon Boettcher        Principal Consultant
  172    NA       MKT    Jacobson, Rachel L.        Marketing Executive
  173    IND             Jaffar Sulaimani           Programmer
  174    NA       NJD    Jaganadda Eluri            Software Engineer
  175    NA       FCD    Jagannath Jayapaul         Software Engineer
  176    IND             Jagannathan Giridhar       Testing Analyst
  177    IND             James Rozario              Team Leader
  178    AP       MC     Jan Jeremia Olivier        Principal Consultant
  179    NA       OPS    Jan Johnson                Recruiting Manager
  180    IND             Jandhyala Kalyan Charavarthy
  181    NA       PRA    Janelle Jackson            Finance
  182    IND             Jasmit Singh               Recruiter
  183    NA       AU     Jay Krall                  Associate Director
  184    IND             Jaya Shankar Reddy P       Content Entry Analyst
  185    IND             Jayaram Goli               Programmer
  186    IND             Jayendaraj Ramamurthi      Programmer
  187    NA       MKT    Jeff Pasternak
  188    NA       NAS    Jeff Schulmann             Asssociate Director
  189    AP       APS    Jeffrey Gordon Roberts     Director - Asia
  190    NA       PRA    Jennifer                   Receptionist
  191    AP       APA    Jennifer Jane Wynne-Jones  Payroll Administrator
  192    NA       PRA    Jensen, Brea               Human Resources
  193    IND             Jerome Amirtharaj Ua       Team Leader
  194    AP       MC     Jillian Kuch               Human Resource Manager
  195    IND             Jitendra Kumar Rai         Programmer
  196    NA       PRD    Jochetz, Christopher       Interactive Architect

  197    NA       PHD    Joe Jenkins                Software Engineer
  198    NA       SOL    Joe Postiglione            Vice President -
                                                    Eprocurement
  199    AP       MC     John Clive Emanuel         Principal Consultant
  200    AP       MC     John Edward Crisp          Principal Consultant
  201    NA       NAS    John Hardin                Principal Consultant
  202    NA       SOL    John Kimborough            Manager
  203    AP       MC     John Leslie Callcut        Director, Projects
  204    NA       SOL    John Lloyd Jones           Principal Consultant
  205    AP       APS    John Murray Downes         Regional Account Manager
  206    NA       AU     John Pas                   Principal Consultant
  207    NA       PRD    Johnson, Clifford N.       Content Analyst
  208    AP       MC     Jonathan Mark Ashby        Principal Consultant
  209    NA       PRD    Jordan, Chris              IS
  210                    Judith Rogerson            Admin to CEO & VP Buss Dev
  211    NA       DEL    Jyoti Nigam                Business Analyst
  212    IND             K Shravan Kumar            Programmer
  213    NA              Kala Bhatt                 Accounting
  214    NA       SOL    Kalyan Subramaian          Director
  215    NA       SOL    Kanth Miriyala             Associate Director
  216    IND             Kathiresan Palraj          MIS
  217    AP       APA    Kathleen Ann Warren        Executive Assistant
  218    AP       APA    Kathryn Young              Principal Consultant
  219    NA       PHD    Kaustubh Kunte             Software Engineer
  220    NA       PHD    Kaustubh Mule              Software Engineer
  221    IND             Kavitha V                  Programmer
  222    IND             Kavitha Varahabhatla       Programmer
  223    AP       APA    Kenneth George Foulner     Manager
  224    AP       MC     Kerry Anne Trotter         Regional Account Manager
  225    AP       MC     Kevan Moran                Principal Consultant
  226    IND             Khairunisa Begum           Programmer
  227    IND             Kilambi.V. Ramanujam       Testing Analyst
  228    AP       APS    Kimberly Michelle Klasbeek Payroll Administrator
  229    IND             Kiran Kumar Gundimeda      Programmer
  230    IND             Kiran Kumar Paladugu       Programmer
  231    NA       PRD    Kirkpatrick, Sam           Principal Software Engineer
  232    IND             Kishore  Lakshman Rajeti   Programmer
  233    NA       PRD    Knapp, Steven              Principal Consultant MC
  234    IND             Koppisetti Suresh Kumar    Programmer
  235    IND             Krishna Kanth Jandhyala    Programmer
  236    IND             Krishna Kosuri             Programmer
  237    NA       PHD    Krishnamurthy Rajagopal    Associate Software Engineer
  238    NA       NAS    Kristen Costa              Admin Assistant
  239    IND             Kumeta Vikram              Programmer
  240    NA       PRD    Laidig, Robert J.          Software Engineer
  241    NA       DEL    Lakshmi Narasimha Kota     Software Engineer
  242    IND             Lakshmin Narasimhan Srivaths
  243    NA       PRD    Larson, Brent              Associate Content Analyst
  244    AP       MC     Laurence Millar            Director - Telecomm
  245    NA       PHD    Laxmikant Dash             Associate Software Engineer
  246    AP       APA    Leslie Fearnley            Principal Consultant

  247                    Lisa Carnato               Accounting
  248    AP       MC     Lisa Jennifer Rickman      Typist
  249    NA       PRD    Lono, Erik N.              Interactive Designer
  250    NA       PRD    LuBean, Aaron R.           Software Engineer
  251    NA       PRD    LuBean, Jason I.           Principal Software Engineer
  252    IND             M Laxmi Narayana           MIS
  253    IND             Madan Mohan Reddy B        Programmer
  254    NA       NJD    Madhusmita Gupte           Associate Software Engineer
  255    IND             Madhusudana Chittibhatta   Programmer
  256    NA       DEL    Mahendra Bairagi           Associate Software Engineer
  257    IND             Mahesh Kumar Navale        Programmer
  258    IND             Mallesh Kota               Programmer
  259    IND             Maninder Singh             Content Entry Analyst
  260    NA       PHD    Manjula Tekal              Software Engineer
  261    IND             Manoj Balraj               BSA
  262    NA       MC     Marcus Burrows             Manager
  263    AP       MC     Margery Jane Allison       Principal Consultant
  264    AP       APA    Maria Ann McKinley         Manager
  265    NA       PHD    Mark Bi                    Software Engineer
  266    AP       MC     Mark Raymond Gordon        Principal Consultant
  267    NA       NAS    Mark Smith                 Regional Acct Mgr
  268    AP       MC     Mark Thomas Turkington     Regional Account Manager
  269    AP       MC     Martin William Chambers    Principal Consultant
  270    NA       NAS    Matson, Jr. James E.       Regional Account Manager
  271    NA       PHD    Matthew Cronin             Software Engineer
  272    AP       MCS    Matthew Taylor             Principal Consultant
  273    NA       PRA    Maw, Kristin               Finance
  274    NA       PRM    Maw, Richard W.            Director
  275    NA       PRD    Mecham, David R.           Associate Director
  276    NA       PHD    Meena Gopakumar            Principal Consultant MC
  277    IND             Mekala Srinivas            Programmer
  278    NA       PHA    Melody Vosgier             Admin. Assistant
  279    AP       MC     Michael Cartlidge          Director - Solutions Asia
                                                    Pacific
  280    AP       MC     Michael Colin Campbell     Controller - Asia Pacific
  281    AP       MC     Michael John Walls         Principal Consultant
  282    AP       APA    Michele Ruth West          Principal Consultant
  283    NA       PHD    Mike Dunn                  Associate Software Engineer
  284    IND             Mohan Kannapa              Programmer
  285    NA       AU     Morrell, Gregory D.        Manager
  286    NA       PRD    Moss, Nicolas              Associate Content Analyst
  287    IND             Mothukuri Sridhar          Content Entry Analyst
  288    IND             Motupalli Srinivas Rao     Programmer
  289    IND             Mrudula Maddipati          Programmer
  290    NA       PHD    Mubasher Ahmed             Software Engineer
  291    IND             Mudassir Hussain Md        Programmer
  292    NA       DEL    Munish Arora               Associate Software Engineer
  293    IND             Murali Krishna Erramilli   Programmer
  294    NA       PHD    Murali Pallikonda          Associate Software Engineer
  295    NA       DEL    Murli Subramani            Software Engineer
  296    AP       MC     Murray Osborne             Manager
  297    IND             Muthiah Palaniappa         Programmer

  298    IND             Naga Lanka                 MIS
  299    IND             Naga Raju Parsa            Programmer
  300    NA       SOL    Nagaraja Srivatsan         Director
  301    IND             Nagaraju M                 Programmer
  302    NA       DEL    Nageshwar Rao Sannidhanam  Software Engineer
  303    IND             Nageswara Rao Paidi        Programmer
  304    NA       PHD    Nancy Cservak              Principal Consultant MC
  305    IND             ProgrammerMurthy Upadhyayul S R
  306    IND             Narasimhaiah Narahari      Programmer
  307    NA       PHD    Nardesh Katoch             Associate Software Engineer
  308    IND             Naresh Kumar G             Programmer
  309    NA       NAS    Neal Bischel               Regional Account Director
  310    IND             Neeraj Vaddadi             BSA
  311    IND             Neeraja A.                 Programmer
  312    AP       MC     Neil Norman McDougall      Principal Consultant
  313    AP       MC     Neville Mercer             Principal Consultant
  314    NA       PHD    Nicholas Morisseau         Principal Consultant MC
  315    AP       MC     Nicola Charlotte Young     Assistant Office Manager
  316    NA       MKT    Nicole Altobello           Marketing Assistant
  317    AP       MC     Nigel Edwards              Regional Account Manager
  318    IND             Nitin Kumar Bhatia         Testing Analyst
  319    NA       PHD    Noor Haq                   Software Engineer
  320    IND             Nuthikattu Sailaja         Programmer
  321    NA       PHD    Osmon Sukhera              Software Engineer
  322    IND             P.V.U.Pavan Kumar          Content Entry Analyst
  323    IND             Pagutharivu S              Programmer
  324    NA       PRD    Painter, Timothy D.        Principal Software Engineer
  325    IND             Pankaj Hemnani             Programmer
  326    NA       PHD    Parag Matapurkar           Software Engineer
  327    IND             Programmerhi V Neelishetty
  328    IND             Pardhasardhi V Neelishetty Programmer
  329    IND             Parul Gupta                Programmer
  330    NA       NAS    Pat Gardner                Asssociate Director
  331    NA       PHA    Patrick Kelly              System Admin
  332    IND             Pawan Kumar Ramsastry      Programmer
  333    AP       APA    Peter Charles Bashford     Manager
  334    NA       NAS    Peter Evans                Asssociate Director
  335    AP       APS    Peter James Hicks          Regional Account Manager
  336    AP       MC     Peter Lindsay Smith        Principal Consultant
  337    IND             Prabhakar K.M.             Programmer
  338    IND             Prabhakar Kompella         Team Leader
  339    IND             Pradeep Ramnath Iyer       Programmer
  340    IND             Pradeep Sudhakar Joshi     Programmer
  341    NA       PHD    Prasad Samak               Software Engineer
  342    IND             Prasann V.Nadgir           Team Leader
  343    IND             Prasanna Karmarkar         Programmer
  344    NA       NJD    Prashant Gupte             Senior Software Engineer
  345    NA       PHD    Prashanth Chakrapani       Software Engineer
  346    IND             Prashanth Mallikarjun      Programmer
  347    IND             Pravas Ranjan Pattnayak    Programmer
  348    NA       PHD    Praveen Jhurani            Associate Software Engineer

  349    IND             Praveena Sridhara          Content Entry Analyst
  350    NA       AU     Prem Vedamuthu             Principal Consultant
  351    IND             Pullamraju Harish          Testing Analyst
  352    IND             R Rajashree Pathipaka      Content Entry Analyst
  353    IND             R Subha                    Programmer
  354    NA       PHD    Raghu Neelagiri            Associate Software Engineer
  355    NA              Raj Koneru                 CEO
  356    IND             Rajagopalan Kasiraman      Programmer
  357    IND             Rajarathinam Singaravelu   Programmer
  358    IND             Rajashekar Reddy           Programmer
  359    NA       PHD    Rajashekhar Mukkavilli     Associate Software Engineer
  360    IND             Rajendra Prasad Chadalavada
  361    IND             Rajesh Babu Sv             Programmer
  362    NA       OPS    Rajesh Iyer                Recruiting Manager
  363    IND             Rajesh K                   Team Leader
  364    IND             Rajesh Yadali              Programmer
  365    NA       PHD    Rajmohan Kartha            Associate Software Engineer
  366    IND             Ramaa Raghavan             Testing Analyst
  367    IND             Ramachandran Dittavi.J.    Testing Analyst
  368    IND             Ramakanth P B S V          Programmer
  369    IND             Ramakrishnan               Programmer
  370    IND             Ramana Murthy              Programmer
  371    IND             Ramanuj Singh              Programmer
  372    NA       PHD    Rambabu Gonuguntla         Associate Software Engineer
  373    IND             Ravi Goje                  Team Leader
  374    IND             Ravi Kiran G               Programmer
  375    IND             Ravi Shankar L0Lla         Programmer
  376    NA              Ravi Singh                 CFO
  377    NA       PHD    Ravindra Mahajan           Software Engineer
  378    IND             Ravindra Reddy Katukuri    Programmer
  379    IND             Ravindrakumar Rasamsetti   Testing Analyst
  380    IND             Ravindranath Y.V.          Programmer
  381    NA              Richard Bevis              VP, Marketing
  382    NA       SOL    Richard Mclaren            Manager
  383    NA       PHD    Richard Reese              Software Engineer
  384    AP       APS    Richard Shenton Rice       Principal Consultant
  385    AP       MC     Richard Stephen Hatfield   Principal Consultant
  386    NA       PHA    Richard Verdugo            System Admin
  387    NA       PRD    Richey, Ronald H.          Principal Consultant MC
  388    NA       PRD    Richmond, Joe              Interactive Designer
  389    AP       MC     Robert Arthur Barclay      Principal Consultant
  390    AP       MC     Robert Ian Le Grice        Principal Consultant
  391    AP       MC     Robert Owen Barnes         Principal Consultant
  392    NA       NAS    Roger Comora               Regional Account Manager
  393    NA       NJD    Roger Thompson             Associate Software Engineer
  394    IND             Rokala Tarkesh Reddy       Programmer
  395    NA       OPS    Rony Daniel                Recruiting Manager
  396    AP       MC     Russell John Rolland       Principal Consultant
  397    NA       PRA    Rymer, Randy L.            Principal Software Engineer
  398    IND             S M Karthik                Programmer
  399    IND             S Praveen                  Programmer

  400    IND             S Rajesh                   Programmer
  401    IND             Sainath P Chawla           Programmer
  402    NA       PHD    Sairam Venkataraman        Associate Software Engineer
  403    IND             Samuel Johnson             Programmer
  404    NA       DEL    Sandeep Ginde              Software Engineer
  405    IND             Sangeeta Kour              Testing Analyst
  406    IND             Sanjay Chaswal             Programmer
  407    NA       PHD    Sanjay Madaan              Software Engineer
  408    NA       PHD    Sanjay Rao                 Software Engineer
  409    NA       DEL    Sanjay Sinha               Software Engineer
  410    NA       DEL    Santosh Ravindran          Software Engineer
  411    NA       PHD    Saptarshi Sen              Software Engineer
  412    IND             Sathyanarayana Reddy  V    Programmer
  413    IND             Sathyaprasad K             Programmer
  414    NA       DEL    Satish Aditiwar            Software Engineer
  415    NA       NAS    Scoffield, Lance           Regional Account Manager
  416    NA       AU     Scott Crompton             Director
  417    IND             Selvi Arulraj              Testing Analyst
  418    NA       PHD    Sendhil Chokkalingam       Software Engineer
  419    NA       SOL    Senthil Kunchithapatham    Associate Director
  420    IND             Shaik Altaff Mohiddin      Programmer
  421    IND             Shaik Mahammad Abbas Ali   Testing Analyst
  422    AP       MC     Sharon Ann Tait            Principal Consultant
  423                    Sharon Barrien             Accounting
  424    NA       DEL    Sharon Glaser              Principal Consultant
  425    NA       PHM    Shashi Jasthi              Director
  426    IND             Shashikanth Hanumanta Rao  Programmer
  427    IND             Shibu Mathew               Programmer
  428    IND             Shirmila  Rani Thota       Programmer
  429    NA       PHD    Shyam Challapalli          Associate Software Engineer
  430    NA       PHD    Siva Chilukuri             Software Engineer
  431    NA       PHD    Siva Prasad Marella        Associate Software Engineer
  432    NA       PRD    Smith, Randall K.          Principal Consultant MC
  433    IND             Smitha Puranik             Programmer
  434    IND             Somayajulu Kolli.S.S.S     Testing Analyst
  435    IND             Sonal J. Ashtikar          Programmer
  436    IND             Sowmya Katragadda          Programmer
  437    NA       PRD    Spears, Kristin            Principal Software Engineer
  438    IND             Sreejay Mullakandy         Recruiting and Operations
                                                    Manager
  439    IND             Sreekant Gottimukkala      Programmer
  440    IND             Sri Lakshmi Dronamraju     Programmer
  441    IND             Sridhar Reddy              Programmer
  442    NA       DC     Sridhar Reddy              Software Engineer
  443    IND             Sridhar Vamaraju           Programmer
  444    NA       PHD    Srikanth Katakam           Software Engineer
  445    IND             Srikanth Murthy            Programmer
  446    IND             Srikanth S Koneru          Content Entry Analyst
  447    IND             Srinath Vamaraju           Content Entry Analyst
  448    NA       PHD    Srinivas Akkineni          Associate Software Engineer
  449    IND             Srinivas Gullipalli        Programmer
  450    IND             Srinivas Kumar Mukkamala   Programmer

  451    NA       PHD    Srinivas                   Software Engineer
                         Nandamuri
  452    IND             Srinivas Pediredla         Programmer
  453    IND             Srinivas Rao Ganti         Programmer
  454    IND             Srinivas Tatavarthy        Team Leader
  455    IND             Srinivas Veeramachaneni S  Content Entry Analyst
  456    NA       PHD    Srinivasan Rajamanickam    Software Engineer
  457    IND             Sriram Muthugi             Programmer
  458    IND             Sriram S Chari             Testing Analyst
  459    IND             Sriram Swaminathan         Programmer
  460    IND             Sriranjani Varadarajan Z   Programmer
  461    NA       PHD    Stefanie Sicard            Associate Software Engineer
  462    NA       SOL    Steven Hagler              Director
  463    AP       APA    Steven Heath               Solution Practice Manager
  464    NA       PRD    Stockett, Z. Ted           Principal Software Engineer
  465    NA       PRD    Stringham, Mark D.         Associate Content Analyst
  466    IND             Subba Rao A.S.V            Team Leader
  467    IND             Subbu Uppuluri             Project Manager
  468    NA       PHD    Subhajit Bhattacherjee     Software Engineer
  469    NA       PHD    Sudheer Mahankali          Associate Software Engineer
  470    IND             Suman Srinivas Pothula     Programmer
  471    IND             Sumathi Athuluri           Programmer
  472    NA       PHD    Sumit Sood                 Software Engineer
  473    NA       PRD    Sumner, Richard E.         Principal Consultant MC
  474    IND             Sundar Rajan S             Testing Analyst
  475    NA       PHD    Sunil Fernandes            Programmer
  476    IND             Sunita Chary               Recruiter
  477    IND             Suraj Prabhu               Programmer
  478    IND             Surender Rao Katikineni    Programmer
  479    IND             Sushanto Mukherjee         Team Leader
  480    IND             Susheel Nair               Programmer
  481    NA       PRD    Swenson, Dawna S.          Principal Consultant MC
  482    IND             Syed Amanullah Khan        Team Leader
  483    AP       MC     Tadeusz Jozef Gawor        Manager
  484    NA              Tarun Chandra              VP, Corp Strategy
  485    NA       NAS    Teri Gallo                 Asssociate Director
  486    AP       MC     Terry Adams                Regional Account Manager
  487    NA       AU     Terry Bradshaw             Principal Consultant
  488    NA       AU     Terry, Stephanie A.        Principal Consultant
  489    AP       MC     Thomas Michael Hunter      Principal Consultant
  490    AP       MC     Thomas Ward Bradshaw       Operations Manager
  491    NA       PRD    Thomas, Jennifer           Manager
  492    NA       FCD    Tim Lupton                 Software Engineer
  493    NA       DEL    Tirumalesh Kowdlay         Software Engineer
  494    NA              Tom Bernetich              SVP, North America Sales
  495    NA       AU     Troy Mclean                Manager
  496    IND             Tummala Suresh             Programmer
  497    NA       PHD    Uday Pothakamury           Associate Software Engineer
  498    NA       DEL    Udipi Charya               Software Engineer
  499    IND             Ugrappa Vinay.K.           Programmer
  500    IND      INDA   Unnamed                    Controller
  501    IND      INDA   Unnamed                    Director - HR

  502    IND             Upadyaula Raghu            Programmer
  503    IND             Uppala Srikanth            Testing Analyst
  504    AP       APS    Utam Singh Pannu           Principal Consultant
  505    IND             V Mahesh Yadav             Programmer
  506    IND             V S Pavan Kumar            Programmer
  507    IND             Vamsee Krishna Karumudi    Content Entry Analyst
  508    NA       PRD    Varkala, Venkat            Software Engineer
  509    IND             Varun Kumar                BSA
  510    NA       DC     Venkatesh Kumar KirupakaranAssociate Software Engineer
  511    NA       PHD    Venkatesh Rao              Software Engineer
  512    IND             Venkatesh Sadagopan        BSA
  513    NA       PHD    Venkatesh Srinivas Rao     Software Engineer
  514    NA       PHD    Venkatesh Thirumalisamy    Software Engineer
  515    IND             Venkateshwara Rao          Programmer
  516    NA       NAS    Venu Raghavan              Account Manager
  517                    Veronica Soto              Admin to Finance
  518    AP       MC     Victor Ian Wardrop         Principal Consultant
  519    NA       NAS    Victoria Hedrick           Account Manager
  520    IND             Vidhya M R                 Programmer
  521    NA       OPS    Vidya Shaker               Recruiting Manager
  522    NA       PHA    Vijay Pulsani              System Admin
  523    IND             Vijaya Kumar Rao           Programmer
  524    IND             Vijaya Sarathi Tvr         Programmer
  525    IND             TestinghAnalysteddy Talugul
  526    IND             Vikranth Pathak            Programmer
  527    NA       PHD    Vinay Bhat                 Software Engineer
  528    NA       DEL    Vinayak Padaki             Software Engineer
  529    IND             Vineesh Degapudi           Programmer
  530    NA       DEL    Vinod Mandhana             Software Engineer
  531    IND             Visweshwar Rao M           Programmer
  532    AP       MC     Warren Topp                Principal Consultant
  533    AP       OPS    Willem Abraham Geerts      Principal Consultant
  534    AP       MC     William Johnson            Director - Phillipines
  535    NA       PRD    Wimmer, Jason              Content Analyst
  536    NA       PRD    Wing, Brent                Principal Consultant MC
  537    NA       PRA    Wuehler, Michael T.        IS
  538    IND             Yerukala Chandra           Programmer
  539    NA       PHD    Yogendra Yadav             Software Engineer
  540    NA       DEL    Yuvraj Joshi               Software Engineer
  541    IND             Zeenat Vastad              Programmer
  542    NA       PRD    Zimmerman, Joel            Principal Consultant MC
  543    NA       FCA    Zina Albano                Admin. Assistant

                                    EXHIBIT A
                                    ---------


                              ANCILLARY AGREEMENTS


      The term "Ancillary Agreements" includes the following agreements:

                  (i)   Services Agreement;

                  (ii)  Tax Sharing Agreement;

                  (iii) Space Sharing Agreement;

                  (iv)  Distribution Agreement; and

                  (v)   Promissory Note.

                                    EXHIBIT B
                                    ---------


                                 SERANOVA ASSETS


     The term "SeraNova Assets" includes:


o Assets Related to the Conduct of the SeraNova Business in the United States by Intelligroup, Inc. (attached hereto):

o    All of the equity interests of Intelligroup in the following companies:


      1.    NetPub;

      2.    Azimuth and each of its subsidiaries; and

      3.    Intelligroup India Private Limited and each of its subsidiaries.

                                        SERANOVA ASSETS
                                   AS OF DECEMBER 31, 1999
                                         (in thousands)

                           ASSETS                              VALUE       RECIPIENT      CONTRIBUTING
                                                                                            ENTITY
                                                                           SERANOVA       INTELLIGROUP
  Current Assets:
      Cash                                                  $        -
      Accounts receivable, net of allowance for doubtful
          accounts of $225                                       3,289
      Unbilled services                                          2,872
      Other current assets                                         185
                                                            ----------
  Total Current Assets                                           6,346
  Property and equipment, net                                    1,072
  Intangible assets, net                                             -
  Other assets                                                       -

  Total Assets                                              $    7,418
                                                            ==========

                           ASSETS                              VALUE       RECIPIENT      CONTRIBUTING
                                                                                            ENTITY
                                                                            NETWORK         NETWORK  (1)
                                                                           PUBLISHING     PUBLISHING
  Current Assets:
      Cash                                                  $      380
      Accounts receivable, net of allowance for doubtful
          accounts of $128                                       2,164
      Unbilled services                                             --
      Other current assets                                          49
                                                            ----------
  Total Current Assets                                           2,593
  Property and equipment, net                                      529
  Intangible assets, net                                         3,492
  Other assets                                                      --

  Total Assets                                              $    6,614
                                                            ==========

(1) Intelligroup  will  contribute  100% of outstanding  Common Stock of Network Publishing.

                           ASSETS                              VALUE       RECIPIENT      CONTRIBUTING
                                                                                            ENTITY
                                                                           AZIMUTH         AZIMUTH (2)
  Current Assets:
      Cash                                                  $      219
      Accounts receivable, net of allowance for doubtful
          accounts of $0                                         2,003
      Unbilled services                                            808
      Other current assets                                         117
                                                            ----------
  Total Current Assets                                           3,147
                                                            ----------
  Property and equipment, net                                      253
  Intangible assets, net
  Other assets                                                       9

  Total Assets                                              $    3,409
                                                            ==========


(2) Intelligroup,  Inc  will  contribute  100% of  outstanding  Common  Stock of Azimuth.

                           ASSETS                              VALUE       RECIPIENT      CONTRIBUTING ENTITY
                                                                            INDIA             INTELLIGROUP
  Current Assets:
      Cash                                                  $       12
      Accounts receivable, net of allowance for
      doubtful accounts of $0
      Unbilled services
      Other current assets                                         379
                                                            ----------

  Total Current Assets                                             391


  Property and equipment, net
  intangible assets, net other assets                            1,009
                                                            ----------
  Total Assets                                              $    1,400
                                                            ==========


                           ASSETS                              VALUE       RECIPIENT      CONTRIBUTING ENTITY
                                                                              UK             INTELLIGROUP
  Current Assets:
      Cash
      Accounts receivable, net of allowance for
      doubtful accounts of $0
      Unbilled services
      Other current assets                                          39
                                                            ----------

  Total Current Assets                                              39


  Property and equipment, net intangible
  assets, net other assets
                                                            ----------
  Total Assets                                              $       39
                                                            ==========


            COMPUTERS
Date                Description                         Price

  4/8/98 Scanner for Sastry & Zip Drive for Rajan Nair      287.45
 4/30/98 Laptop for Bharat Raju                           3,133.00
  8/5/98 Desktops for ISS Projects                       10,432.20
 8/28/98 Desktops for Phoenix                            22,174.44
 8/28/98 Server for Phoenix                              16,443.32
  9/2/98 Laptop Accessories for Phoenix                   2,244.29
  9/2/98 Laptops, Memory, SW, Server,                     6,751.15
         for Phoenix
 9/14/98 Laptops for Phoenix                             15,982.72
 9/17/98 Desktops for Phoenix                            22,865.37
10/19/98 Desktops for Phoenix                            31,649.23
10/29/98 PostOffice Upgrade and Maintenance for           2,295.00
         Phoenix
11/11/98 Desktops for Phoenix                            40,716.09
 1/15/99 Desktops for Phoenix                            22,207.81
 1/19/99 Printer for Phoenix                              1,573.70
 1/25/99 Laptop Accessories for Sastry                      557.84
 3/10/99 Adtran CSU/DSU for Phoenix                         671.00
 3/11/99 Swiftsite Hardware Equipment for Phoenix         9,876.20
 3/31/99 Server for Dharma                               18,991.87
 4/15/99 Laptops for Phoenix                              9,052.53
 4/26/99 Desktop for Phoenix                              6,409.90
 5/18/99 Laptops for Phoenix                             29,441.87
 5/24/99 Laptop for Scott Crompton                        4,064.95
  6/2/99 Laptop for Roger Comora                          3,162.54
  6/9/99 Token Ring Cards for Phoenix                       964.24
 6/10/99 Laptop for Arvind Ramachandran                   3,841.21
 6/11/99 Memory for Phoenix                               1,227.56
 6/15/99 PC Cards for Phoenix                               616.06
 6/21/99 Laptops for Phoenix                             19,806.00
  7/8/99 Desktops for Phoenix                            20,260.90
  7/8/99 Hub, Printer, Mice, Cartridges for Phoenix       1,626.15
 7/12/99 Desktops for Phoenix                            20,260.90
 7/13/99 Hub for Phoenix                                    914.06
 7/29/99 Desktop for Security System in Phoenix             563.99
 7/29/99 Hard Drives for Phoenix                            965.20
 7/30/99 Turbo and Lan Cards for Phoenix                    868.73
 7/31/99 Laptop Purchase for ATD                          3,572.00
  8/4/99 Ethernet Cards for Phoenix                         186.99
 8/10/99 Laptop for Scott Crompton                        3,762.22
 8/13/99 Desktops for Phoenix                             9,599.00
 8/13/99 3Com Hub for Phoenix                               955.39
 8/16/99 CD Recorder for Arvind Ramamchandran               426.00
 8/21/99 Memory for Laptops for ISS Consultants (3)         421.58
 8/31/99 Laptop Purchase for ATD                          2,156.00
 8/31/99 Ethernet Card for ATD                              616.20
  9/8/99 Desktops for Phoenix Office                      8,557.22
 9/13/99 Desktops for Phoenix Office                     17,114.42
 9/16/99 Printer for Phoenix Office                       1,468.41
 9/22/99 Laptops for Phoenix Office                      21,960.15
 9/23/99 Laptop for Chakib Jaber                          4,076.75
 9/24/99 Memory for Phoenix Office                        1,800.99
 9/24/99 Token Ring Cards for Phoenix Office                230.00
 9/24/99 Docking Station for Chakib Jaber                   144.41
 9/28/99 Server for ISS                                   5,039.01
 9/29/99 Hub/PCI Cards for Phoenix Office                 2,809.20
 9/30/99 Port Switches/Mouse/Transceiver for Phoenix      3,503.30
                     TOTAL COMPUTERS                    441,298.71

                        FURNITURE INVENTORY

                             Quantity   Purchase
                              Count      Total

Executive Desks*                 6      35,880
Manager Desks*                  19      79,610
Workstation/Desks**             49     131,320
Conference Tables***             3      21,750

Sofa                             1         894
Armchair                         1         894
Total Edison                           270,347


                             Quantity   Purchase
                              Count      Total

Managers Office                  4      15,860
Support Workstations            59     146,910
Conference/Trainin Area          1       3,200
Conference Rooms                 3       4,800
Additional Furniture             1      16,480
Total Phoenix                          187,250

   TOTAL FURNITURE & FIXTURES          457,597

                        TRANSFERRED INTELLECTUAL PROPERTY

1.  All  processes  and  methodologies  related  to  SeraNova's   Time-to-Market
    approach.

2. All documents relating to SPEC Solution Frameworks, including I-Discover, I-Supplier, I-Partner, I-Employee and I-Customer.

3. All documents outlining application development standards: (a) Java Coding Standard; (b) Visual Basic Standard; (c) GUI Standard; and (d) PowerBuilder Standard.

                                    Exhibit C

                         SERANOVA COMBINED BALANCE SHEET
                                 (in thousands)

                              FOR THE YEAR ENDED  FOR THE NINE-MONTH
                                 DECEMBER 31,        PERIOD ENDED
                                                 DECEMBER 31,     FOR THE YEARS ENDED MARCH 31,
                                     1999                1998            1998           1997
                                     ----                ----            ----           ----
       ASSETS
Current Assets:
    Cash                          $   611            $    677         $    368        $    635
Accounts receivable, net of
allowance for doubtful
accounts of $353, $200, $207,
$127, $0, respectively              7,456               3,096            2,169           1,230

    Unbilled services               3,680                 900              252               4

    Other current assets              769                 286              112              41
                                  -------            --------         --------        --------

Total Current Assets               12,516               4,959            2,901           1,910

Property and equipment, net         2,863                 816              315             492
Intangible assets, net              3,492                   -                -               -
Other assets                            9                   -                -               -
                                  -------            --------         --------        --------

Total Assets                      $18,880            $  5,775         $  3,216        $  2,402
                                  =======            ========         ========        ========

  LIABILITIES AND
SHAREHOLDERS' EQUITY
Current Liabilities:
    Current portion of long-term
    debt                          $   120            $      -         $      -        $      -
    Notes payable to Parent         8,397               1,541              816               -
    Accounts payable                  872                 526              276             137
    Accrued payroll and related
     Costs                          1,551               1,039              965             997
    Accrued expenses and
     other liabilities              2,352               2,277              699             211
                                  -------            --------         --------        --------

Total Current Liabilities          13,292               5,383            2,756           1,345

Long-Term Debt, net
of current portion                    618                  --              219             521
                                  -------            --------         --------        --------

Total Liabilities                  13,910               5,383            2,975           1,866

Shareholders' Equity:
Preferred stock $.01 par value,
5,000,000 shares authorized,
none issued or outstanding              -                   -                -               -
Common stock, $.01 par value,
40,000,000 shares authorized,
1,000 shares issued and
outstanding as of December 31,
1999                                    -                   -                -               -
    Parent company investment       7,250               1,353              727             701
    Currency Translation
    Adjustment                        (34)                 24              (53)             15
    Accumulated deficit            (2,246)               (985)            (433)           (180)
                                  -------            --------         --------        --------

Total Shareholders' Equity          4,970                 392              241             536
                                  -------            --------         --------        --------

Total Liabilities and
Shareholder's Equity              $18,880            $  5,775         $  3,216        $  2,402
                                  =======            ========         ========        ========

                                    EXHIBIT D
                                    ---------

                               SERANOVA CONTRACTS

                                                SERANOVA CONTRACTS

CUSTOMER NAME                        DATE            CUSTOMER NAME                       DATE

Accident Compensation Corp           9/6/99          Mighty River Power                   9/20/99
Agilent Inc.                        12/6/99          Net Seed Development                 5/11/99
Air New Zealand Limited             6/29/98          New Zealand Dairy Board             10/12/99
Altiris                              2/5/99          New Zealand Police                   11/8/99
American Express                    3/22/98          North Shore City Council              9/8/99
Armstrong Inc.                      9/15/99          Novell Electronic Marketing          6/28/99
Asian Terminals Inc                11/22/99          Novell, Inc.                          2/9/99
Aspect Telecommunications           5/23/99          Ohgolly.com                          9/16/99
Auckland City                      10/12/99          Palmerston North CC                  4/20/99
Audi                                 1/1/99          Penreco                               3/8/99
Berli Jucker Public Company Ltd    12/19/99          Philippine National Oil              12/3/99
Big Planet                           3/9/99          Philippines Long Distance            1/15/98
Canterbury Meat Packers Ltd        10/12/99          Phillip Morris Philippines          12/10/99
Cedenco Australia Limited           8/25/99          Powerco                             10/21/99
Cerebos Gregg's Limited             8/25/99          PricewaterhouseCoopers               7/16/99
College Enterprises, Inc.           9/15/99          Rio Bravo Entertainment               2/5/99
Deloitte Touche Tomatsu             12/7/99          Royal Canadian Government            9/28/99
Department of Defence                8/5/99          Santa Cruz Operations                 3/1/99
Department of Labour                9/30/99          Sento Corporation                    7/15/99
Department of Lands                11/18/99          Simplot                               4/1/99
Dominion Salt Limited               8/25/99          Tacit Group                         11/15/99
EMI Music Publishing                 1/4/99          Telecom New Zealand Limited          10/4/99
Fragomen, Del Rey & Bernsen          1/7/99          Telecom New Zealand Ltd             10/11/99
Genesis Power                        4/6/99          Telephone Authority of Thailand     12/15/99
Globe Telecoms                      12/7/99          Television New Zealand                8/2/99
Heinz Wattie's Australasia          8/26/99          The Forums Group                     1/29/99
Hewlett Packard                      2/4/99          The Slaymaker Group, Inc.            6/17/99
IAccess.com                         3/22/99          The University of Auckland          10/18/99
IBM, Cable&Wireless A/c            10/18/99          TransAlta New Zealand Ltd            4/15/98
IHomeroom.com Corporation           9/17/99          US Cellular Corporation              10/6/99
Inland Revenue                      8/30/99          Utah.com                              1/6/99
Intermountain Health Care           9/14/99          Vignette Corporation                 9/29/99
J.R. Simplot Company                 6/9/99          Vilas Development Corporation       10/20/99
Liquidprice Inc.                    8/13/99          Volkswagen of America                 1/1/99
LWR Industries Limited              9/11/99          WebMethods, Inc.                     9/16/99
McKesson Corporation                 1/1/99          Work and Income NZ                  11/12/99
Medical Assurance Society          11/15/99          Zuellig Pharma                       7/30/99
Merrill, Scott and Associate         2/3/99          Zuellig Pharma Corporation           12/6/98

                                    EXHIBIT E
                                    ---------


                              SERANOVA LIABILITIES


      The term "SERANOVA LIABILITIES" includes:


Liabilities assumed from Intelligroup, Inc. with respect to the conduct of SeraNova Business in the United States (attached hereto):

                              SERANOVA LIABILITIES

                        LIABILITIES                           VALUE           RECIPIENT        CONTRIBUTING ENTITY
                                                                              SeraNova             Intelligroup
    Current Liabilities:
        Current portion of long-term debt                  $        -
        Notes payable to Parent                                 6,880
        Accounts payable                                            -
        Accrued payroll and related costs                         836
        Accrued expenses and other liabilities                    682
                                                           ----------
    Total Current Liabilities                                   8,398

    Long-Term Debt, net of current portion                         --
                                                           ----------
    Total Liabilities                                      $    8,398
                                                           ==========

                        LIABILITIES                           VALUE           RECIPIENT        CONTRIBUTING ENTITY
                                                                          Network Publishing   Network Publishing (1)
    Current Liabilities:
        Current portion of long-term debt                  $      120
        Notes payable to Parent                                    45
        Accounts payable                                           53
        Accrued payroll and related costs                         206
        Accrued expenses and other liabilities                    591
                                                           ----------
    Total Current Liabilities                                   1,015

    Long-Term Debt, net of current portion                        618
                                                           ----------

    Total Liabilities                                      $    1,633
                                                           ==========

(1)  Intelligroup  will contribute  100% of outstanding  Common Stock of Network
Publishing.

                        LIABILITIES                           VALUE           RECIPIENT        CONTRIBUTING ENTITY
                                                                               Azimuth              Azimuth (2)
    Current Liabilities:
        Current portion of long-term debt                  $        -
        Notes payable to Parent                                 1,389
        Accounts payable                                          573
        Accrued payroll and related costs                         505
        Accrued expenses and other liabilities                  1,079
                                                           ----------
    Total Current Liabilities                                   3,546

    Long-Term Debt, net of current portion                         --
                                                           ----------

    Total Liabilities                                      $    3,546
                                                           ==========

(2)  Intelligroup,  Inc will  contribute  100% of  outstanding  Common  Stock of
Azimuth.


                        LIABILITIES                           VALUE           RECIPIENT        CONTRIBUTING ENTITY
                                                                                India              Intelligroup
    Current Liabilities:
        Current portion of long-term debt
        Notes payable to Parent
        Accounts payable                                          195
                                                           ----------
        Accrued payroll and related costs
        Accrued expenses and other liabilities

    Total Current Liabilities                                     195

    Long-Term Debt, net of current portion                         --
                                                           ----------
    Total Liabilities                                      $      195
                                                           ==========


                        LIABILITIES                           VALUE           RECIPIENT        CONTRIBUTING ENTITY
                                                                                 UK                Intelligroup
    Current Liabilities:
        Current portion of long-term debt
        Notes payable to Parent                                    83
        Accounts payable                                           51
        Accrued payroll and related costs                           4
        Accrued expenses and other liabilities                     --
                                                           ----------
    Total Current Liabilities                                     138

    Long-Term Debt, net of current portion                         --
                                                           ----------
    Total Liabilities                                      $      138
                                                           ==========

                                    EXHIBIT F
                                    ---------

                                 PERMITTED LIENS


o Liens granted to PNC Bank N.A. pursuant to that certain Revolving Credit Loan Agreement dated January 29, 1999 and the First Amendment to Revolving Credit Loan Agreement dated January 26, 2000.

                                    EXHIBIT G
                                    ---------

                         LICENSED INTELLECTUAL PROPERTY


1.  All  processes  and tools  related to 4 Sight  Methodology.

2. All documents outlining the software selection process including, Business Process Templates, Flow Process Diagrams and Organizational Chart Templates.

                                    EXHIBIT H
                                    ---------

                                INTERCOMPANY DEBT

                                INTERCOMPANY DEBT


      SeraNova has a loan payable to Intelligroup as of December 31, 1999, in the amount of $8,397,000. Additional amounts may become payable to Intelligroup stemming from income taxes and/or cash flow requirements for the periods subsequent to December 31, 1999 and prior to proposed spin-off. A note bearing an interest rate equal to the current prime rate will be negotiated prior to the proposed spin-off.